Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2005

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

EXPLANATORY NOTE

     The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”) may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the company may have appeared had the two companies actually been merged as of the earliest date indicated and had such business segments existed in the combined company as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

     The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase and Bank One, as filed with the Securities and Exchange Commission.

     The unaudited pro forma combined historical financial information includes (i) purchase price adjustments as of July 1, 2004, to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies as of July 1, 2004.

     The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:

(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any cost savings obtained since July 1, 2004 or anticipated to be obtained in the future from the merger;

(iii)	any merger-related costs incurred since July 1, 2004 or anticipated to be incurred in the future in connection with the merger;

(iv)	the impact of any share repurchases since July 1, 2004;

(v)	any change in the allocation of the purchase price adjustments or of the fair value adjustments since July 1, 2004;

(vi)	any adjustments for changes in management accounting policies or the impact of any conformance of management accounting policies since July 1, 2004.

     For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the actual results of operations or the financial position of the Firm since July 1, 2004 nor is it indicative of the results of operations or the financial position of the Firm in future periods.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (h)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(g)	2004	2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$14,465	$12,743	$13,647	$12,950	$12,505	14%	16%	$40,855	$30,147	$39,591	3%
Provision for Credit Losses (a)	1,245	587	427	1,157	1,169	112	7	2,259	1,387	1,570	44
Noninterest Expense	9,464	10,899	9,937	9,386	9,377	(13)	1	30,300	24,973	31,118	(3)
Net Income	2,527	994	2,264	1,666	1,418	154	78	5,785	2,800	4,878	19
Per Common Share:
Net Income Per Share — Diluted	$0.71	$0.28	$0.63	$0.46	$0.39	154	82	$1.62	$1.06	$1.35	20
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—	—	1.02	1.02	1.02	—
Book Value Per Share	30.26	29.95	29.78	29.61	29.42	1	3	30.26	29.42	29.42	3
Closing Share Price	33.93	35.32	34.60	39.01	39.73	(4)	(15)	33.93	39.73	39.73	(15)
Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,547.7	3,548.3	3,569.8	3,602.0	3,592.0	—	(1)	3,555.1	2,598.5	3,590.0	(1)
Common Shares Outstanding at Period-end	3,503.4	3,514.0	3,525.3	3,556.2	3,564.1	—	(2)	3,503.4	3,564.1	3,564.1	(2)
SELECTED RATIOS:
Return on Common Equity (“ROE”) (b)	9%	4%	9%	6%	5%			7%	6%	6%
Return on Equity-Goodwill (“ROE-GW”) (b) (c)	16	6	15	11	9			12	8	10
Return on Assets (“ROA”) (b) (d)	0.84	0.34	0.79	0.57	0.50			0.66	0.42	0.58
Tier 1 Capital Ratio	8.2 (f)	8.2	8.6	8.7	8.6
Total Capital Ratio	11.3 (f)	11.3	11.9	12.2	12.0
SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,203,033	$1,171,283	$1,178,305	$1,157,248	$1,138,469	3	6	$1,203,033	$1,138,469	$1,138,469	6
Wholesale Loans	151,591	149,588	137,401	135,067	132,344	1	15	151,591	132,344	132,344	15
Consumer Loans	268,913	266,437	265,268	267,047	261,357	1	3	268,913	261,357	261,357	3
Deposits	535,123	534,640	531,379	521,456	496,454	—	8	535,123	496,454	496,454	8
Common Stockholders’ Equity	105,996	105,246	105,001	105,314	104,844	1	1	105,996	104,844	104,844	1
Headcount	168,955	168,708	164,381	160,968	162,275	—	4	168,955	162,275	162,275	4
LINE OF BUSINESS EARNINGS
Investment Bank	$1,063	$606	$1,325	$660	$627	75	70	$2,994	$2,288	$2,994	—
Retail Financial Services	656	980	988	775	822	(33)	(20)	2,624	1,424	2,504	5
Card Services	541	542	522	515	421	—	29	1,605	759	1,166	38
Commercial Banking	301	174	243	254	215	73	40	718	354	738	(3)
Treasury & Securities Services	263	229	245	145	96	15	174	737	295	292	152
Asset & Wealth Management	315	283	276	263	197	11	60	874	418	616	42
Corporate (e)	(475)	(486)	(687)	(296)	(219)	2	(117)	(1,648)	357	(337)	(389)

Total Operating Earnings	2,664	2,328	2,912	2,316	2,159	14	23	7,904	5,895	7,973	(1)
Reconciling Items (After-Tax):
Merger Costs	(137)	(173)	(90)	(324)	(462)	(21)	(70)	(400)	(522)	(522)	(23)
Litigation Reserve Charge	—	(1,161)	(558)	—	—	NM	NM	(1,719)	(2,294)	(2,294)	(25)
Accounting Policy Conformity	—	—	—	(326)	(279)	NM	NM	—	(279)	(279)	NM

Net Income	$2,527	$994	$2,264	$1,666	$1,418	154	78	$5,785	$2,800	$4,878	19

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase & Co. (“JPMorgan Chase”). Bank One’s results of operations are included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the third, second and first quarters of 2005, and fourth and third quarters of 2004, each reflect three months of results of operations for the combined Firm. The results of operations for year-to-date 2005 reflect nine months of results of operations for the combined Firm, while year-to-date 2004 reflects six months of results of operations for heritage JPMorgan Chase and three months of results of operations for the combined Firm.

(a)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	Based on annualized amounts.
(c)
Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(d)	Represents Net income divided by Total average assets.
(e)	Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.
(f)	Estimated.
(g)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(h)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
REVENUE
Investment Banking Fees	$989	$961	$993	$1,073	$879	3%	13%	$2,943	$2,464	$2,562	15%
Trading Revenue (a)	2,499	387	1,859	611	408	NM	NM	4,745	3,001	3,153	50
Lending & Deposit Related Fees	865	851	820	903	943	2	(8)	2,536	1,769	2,841	(11)
Asset Management, Administration and Commissions	2,628	2,541	2,498	2,330	2,185	3	20	7,667	5,835	6,847	12
Securities / Private Equity Gains (Losses)	343	407	(45)	569	413	(16)	(17)	705	1,305	1,403	(50)
Mortgage Fees and Related Income	201	336	362	85	233	(40)	(14)	899	721	742	21
Credit Card Income	1,855	1,763	1,734	1,822	1,782	5	4	5,352	3,018	5,024	7
Other Income	233	496	201	228	210	(53)	11	930	602	982	(5)

Noninterest Revenue	9,613	7,742	8,422	7,621	7,053	24	36	25,777	18,715	23,554	9
Interest Income	11,435	10,949	10,632	9,862	9,493	4	20	33,016	20,733	27,083	22
Interest Expense	6,583	5,948	5,407	4,533	4,041	11	63	17,938	9,301	11,046	62

Net Interest Income	4,852	5,001	5,225	5,329	5,452	(3)	(11)	15,078	11,432	16,037	(6)

TOTAL NET REVENUE	14,465	12,743	13,647	12,950	12,505	14	16	40,855	30,147	39,591	3

Provision for Credit Losses (b)	1,245	587	427	1,157	1,169	112	7	2,259	1,387	1,570	44
NONINTEREST EXPENSE
Compensation Expense	5,001	4,266	4,702	4,211	4,050	17	23	13,969	10,295	12,844	9
Occupancy Expense	549	580	525	609	604	(5)	(9)	1,654	1,475	1,794	(8)
Technology and Communications Expense	899	896	920	1,051	1,046	—	(14)	2,715	2,651	2,995	(9)
Professional & Outside Services	1,018	1,130	1,074	1,191	1,103	(10)	(8)	3,222	2,671	3,406	(5)
Marketing	512	537	483	428	506	(5)	1	1,532	907	1,516	1
Other Expense	882	954	805	981	920	(8)	(4)	2,641	1,878	2,842	(7)
Amortization of Intangibles	382	385	383	392	396	(1)	(4)	1,150	554	1,179	(2)

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	9,243	8,748	8,892	8,863	8,625	6	7	26,883	20,431	26,576	1
Merger Costs	221	279	145	523	752	(21)	(71)	645	842	842	(23)
Litigation Reserve Charge	—	1,872	900	—	—	NM	NM	2,772	3,700	3,700	(25)

TOTAL NONINTEREST EXPENSE	9,464	10,899	9,937	9,386	9,377	(13)	1	30,300	24,973	31,118	(3)

Income before Income Tax Expense	3,756	1,257	3,283	2,407	1,959	199	92	8,296	3,787	6,903	20
Income Tax Expense	1,229	263	1,019	741	541	367	127	2,511	987	2,025	24

NET INCOME	$2,527	$994	$2,264	$1,666	$1,418	154	78	$5,785	$2,800	$4,878	19

NET INCOME APPLICABLE TO COMMON STOCK	$2,524	$991	$2,259	$1,653	$1,405	155	80	$5,774	$2,761	$4,839	19

NET INCOME PER COMMON SHARE
Basic Earnings per Share	$0.72	$0.28	$0.64	$0.47	$0.40	157	80	$1.65	$1.09	$1.38	20
Diluted Earnings per Share	0.71	0.28	0.63	0.46	0.39	154	82	1.62	1.06	1.35	20
Weighted-Average Basic Shares Outstanding	3,485.0	3,493.0	3,517.5	3,514.7	3,513.5	—	(1)	3,498.4	2,533.1	3,508.9	—
Weighted-Average Diluted Shares Outstanding	3,547.7	3,548.3	3,569.8	3,602.0	3,592.0	—	(1)	3,555.1	2,598.5	3,590.0	(1)
FINANCIAL RATIOS
ROE	9%	4%	9%	6%	5%			7%	6%	6%
ROE-GW	16	6	15	11	9			12	8	10
ROA	0.84	0.34	0.79	0.57	0.50			0.66	0.42	0.58
Effective Income Tax Rate	33	21	31	31	28			30	26	29
Overhead Ratio	65	86	73	72	75			74	83	79
Headcount	168,955	168,708	164,381	160,968	162,275	—	4	168,955	162,275	162,275	4

(a)	Trading NII is not included in Trading revenue. See page 10 for additional details.
(b)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Sep 30, 2005
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2005	2005	2005	2004	2004	2005	2004
ASSETS
Cash and Due from Banks	$33,036	$35,092	$37,593	$35,168	$30,815	(6)%	7%
Deposits with Banks	14,337	9,080	14,331	21,680	33,082	58	(57)
Federal Funds Sold and Securities Purchased under Resale Agreements	122,876	130,785	132,751	101,354	96,031	(6)	28
Securities Borrowed	64,381	58,457	53,174	47,428	50,546	10	27
Trading Assets:
Debt and Equity Instruments	250,171	235,803	230,725	222,832	214,852	6	16
Derivative Receivables	54,389	55,015	60,388	65,982	57,795	(1)	(6)
Securities	68,697	58,573	75,251	94,512	92,816	17	(26)
Interests in Purchased Receivables	28,766	27,887	28,484	31,722	30,479	3	(6)
Loans (Net of Allowance for Loan Losses)	413,284	409,231	395,734	394,794	386,208	1	7
Private Equity Investments	6,081	6,488	7,333	7,735	8,547	(6)	(29)
Accrued Interest and Accounts Receivable	28,872	24,245	21,098	21,409	19,876	19	45
Premises and Equipment	9,297	9,354	9,344	9,145	8,880	(1)	5
Goodwill	43,555	43,537	43,440	43,203	42,947	—	1
Other Intangible Assets:
Mortgage Servicing Rights	6,057	5,026	5,663	5,080	5,168	21	17
Purchased Credit Card Relationships	3,352	3,528	3,703	3,878	4,055	(5)	(17)
All Other Intangibles	5,139	5,319	5,514	5,726	5,945	(3)	(14)
Other Assets	50,743	53,863	53,779	45,600	50,427	(6)	1

TOTAL ASSETS	$1,203,033	$1,171,283	$1,178,305	$1,157,248	$1,138,469	3	6

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$134,129	$138,025	$130,533	$129,257	$122,054	(3)	10
Interest-Bearing	267,288	263,952	271,592	261,673	254,611	1	5
Non-U.S. Offices:
Noninterest-Bearing	6,723	7,289	6,669	6,931	7,259	(8)	(7)
Interest-Bearing	126,983	125,374	122,585	123,595	112,530	1	13

Total Deposits	535,123	534,640	531,379	521,456	496,454	—	8
Federal Funds Purchased and Securities Sold under Repurchase Agreements	143,404	137,350	137,062	127,787	167,313	4	(14)
Commercial Paper	16,166	12,842	13,063	12,605	10,307	26	57
Other Borrowed Funds	15,400	12,716	10,124	9,039	9,454	21	63
Trading Liabilities:
Debt and Equity Instruments	99,163	83,011	96,090	87,942	78,767	19	26
Derivative Payables	53,329	51,269	57,626	63,265	52,307	4	2
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	74,698	77,064	72,183	75,722	68,675	(3)	9
Beneficial Interests Issued by Consolidated VIEs	46,140	43,826	44,827	48,061	45,840	5	1
Long-Term Debt	101,853	101,182	99,329	95,422	91,754	1	11
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,622	11,998	11,282	10,296	11,745	(3)	(1)

TOTAL LIABILITIES	1,096,898	1,065,898	1,072,965	1,051,595	1,032,616	3	6
STOCKHOLDERS’ EQUITY
Preferred Stock	139	139	339	339	1,009	—	(86)
Common Stock	3,608	3,604	3,598	3,585	3,576	—	1
Capital Surplus	74,396	73,911	73,394	72,801	72,183	1	3
Retained Earnings	32,350	31,032	31,253	30,209	29,779	4	9
Accumulated Other Comprehensive Income (Loss)	(602)	(61)	(623)	(208)	(242)	NM	(149)
Treasury Stock, at Cost	(3,756)	(3,240)	(2,621)	(1,073)	(452)	(16)	NM

TOTAL STOCKHOLDERS’ EQUITY	106,135	105,385	105,340	105,653	105,853	1	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,203,033	$1,171,283	$1,178,305	$1,157,248	$1,138,469	3	6

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions except rates)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (c)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(b)	2004	2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$11,388	$18,646	$15,232	$31,799	$34,166	(39)%	(67)%	$15,075	$27,560	$29,915	(50)%
Federal Funds Sold and Securities Purchased under Resale Agreements	146,048	139,864	121,189	104,038	102,042	4	43	135,792	90,601	95,299	42
Securities Borrowed	66,817	60,207	52,449	47,663	47,087	11	42	59,877	49,966	51,548	16
Trading Assets — Debt Instruments	189,198	193,660	187,669	186,013	170,663	(2)	11	190,181	163,559	169,013	13
Securities	65,192	67,705	93,438	92,294	94,720	(4)	(31)	75,341	74,362	128,015	(41)
Interests in Purchased Receivables	27,905	28,082	29,277	30,491	28,917	(1)	(3)	28,416	10,552	30,521	(7)
Loans	415,676	404,318	398,494	400,841	390,753	3	6	406,226	277,428	367,357	11

Total Interest-Earning Assets	922,224	912,482	897,748	893,139	868,348	1	6	910,908	694,028	871,668	5
Trading Assets — Equity Instruments	53,025	43,935	43,717	35,803	30,275	21	75	46,926	29,739	29,739	58
All Other Noninterest-Earning Assets	220,796	219,616	221,353	225,946	218,712	1	1	220,586	174,211	227,462	(3)

TOTAL ASSETS	$1,196,045	$1,176,033	$1,162,818	$1,154,888	$1,117,335	2	7	$1,178,420	$897,978	$1,128,869	4

LIABILITIES
Interest-Bearing Deposits	$398,059	$394,455	$388,355	$377,368	$365,104	1	9	$393,659	$286,071	$366,235	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	160,967	158,268	151,335	158,633	163,206	2	(1)	156,892	154,669	164,008	(4)
Commercial Paper	15,188	12,496	12,665	10,885	12,497	22	22	13,459	13,308	13,629	(1)
Other Borrowings (a)	111,010	98,936	98,259	89,674	84,387	12	32	102,782	81,722	85,931	20
Beneficial Interests Issued by Consolidated VIEs	44,381	43,743	45,294	46,366	43,308	1	2	44,469	20,253	45,276	(2)
Long-Term Debt	111,921	111,858	108,004	104,599	101,061	—	11	110,608	70,663	99,757	11

Total Interest-Bearing Liabilities	841,526	819,756	803,912	787,525	769,563	3	9	821,869	626,686	774,836	6
Noninterest-Bearing Liabilities	248,899	250,792	253,222	261,487	242,394	(1)	3	250,955	204,458	248,381	1

TOTAL LIABILITIES	1,090,425	1,070,548	1,057,134	1,049,012	1,011,957	2	8	1,072,824	831,144	1,023,217	5

Preferred Stock	139	216	339	1,002	1,009	(36)	(86)	230	1,009	1,009	(77)
Common Stockholders’ Equity	105,481	105,269	105,345	104,874	104,369	—	1	105,366	65,825	104,643	1

TOTAL STOCKHOLDERS’ EQUITY	105,620	105,485	105,684	105,876	105,378	—	—	105,596	66,834	105,652	—

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,196,045	$1,176,033	$1,162,818	$1,154,888	$1,117,335	2	7	$1,178,420	$897,978	$1,128,869	4

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.48%	4.08%	4.11%	2.60%	1.53%			4.19%	1.60%	1.65%
Federal Funds Sold and Securities Purchased under Resale Agreements	2.97	2.70	2.43	2.03	1.85			2.72	1.61	1.58
Securities Borrowed	1.78	2.08	1.71	1.34	1.01			1.86	0.81	0.82
Trading Assets — Debt Instruments	4.79	5.06	4.89	4.44	4.64			4.92	4.46	4.44
Securities	4.56	3.77	4.93	4.43	4.42			4.47	4.40	4.52
Interests in Purchased Receivables	3.52	3.08	2.58	2.11	1.63			3.06	1.64	1.37
Loans	6.39	6.24	6.11	5.66	5.67			6.25	5.28	5.42
Total Interest-Earning Assets	4.95	4.85	4.83	4.40	4.33			4.88	3.99	4.13
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.71	2.39	2.09	1.76	1.44			2.40	1.38	1.37
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.80	2.69	2.48	1.96	1.53			2.66	1.32	1.32
Commercial Paper	3.13	2.42	2.00	1.65	1.08			2.56	0.86	0.85
Other Borrowings (a)	4.33	4.56	5.06	4.13	5.16			4.64	4.72	4.70
Beneficial Interests Issued by Consolidated VIEs	3.25	2.92	2.44	1.97	1.58			2.87	1.64	1.42
Long-Term Debt	3.65	3.64	3.47	3.31	3.10			3.59	3.02	2.79
Total Interest-Bearing Liabilities	3.10	2.91	2.73	2.29	2.09			2.92	1.98	1.90
INTEREST RATE SPREAD	1.85%	1.94%	2.10%	2.11%	2.24%			1.96%	2.01%	2.23%

NET YIELD ON INTEREST-EARNING ASSETS	2.12%	2.24%	2.39%	2.38%	2.48%			2.24%	2.20%	2.44%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.61%	2.76%	2.95%	2.95%	3.05%			2.77%	2.69%	3.10%

(a)	Includes securities sold but not yet purchased.
(b)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(c)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business’ results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, noninterest revenue on an operating basis includes, in Trading revenue, Net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading revenue, which includes the mark-to-market gains or losses on trading positions; and Net interest income, which includes the interest income or expense related to those positions. Combining both the Trading revenue and related Net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors.

In the case of Card Services, operating, or managed, basis excludes the impact of credit card securitizations on total net revenue, the Provision for credit losses, net charge-offs and loan receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of its underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.

Operating basis also excludes Merger costs, litigation reserve charges deemed nonoperating and accounting policy conformity adjustments, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends) and do not provide meaningful comparisons with other periods.

Finally, commencing with the first quarter of 2005, Operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within Income tax expense. The Corporate sector’s and the Firm’s operating revenue and income tax expense for the periods prior to the first quarter of 2005 have been restated to be similarly presented on a tax-equivalent basis. This restatement had no impact on the Corporate sector’s or the Firm’s operating results.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY
(in millions)

JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business’ results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (b)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(a)	2004	2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$14,465	$12,743	$13,647	$12,950	$12,505	14%	16%	$40,855	$30,147	$39,591	3%
Impact of:
Credit Card Securitizations	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)
Accounting Policy Conformity Adjustments	—	—	—	—	118	NM	NM	—	118	118	NM
Tax Equivalent Adjustments	222	227	176	188	28	(2)	NM	625	135	292	114

Total Net Revenue — Operating	$15,554	$13,900	$14,740	$14,149	$13,579	12	15	$44,194	$32,287	$43,611	1

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$1,245	$587	$427	$1,157	$1,169	112	7	$2,259	$1,387	$1,570	44
Impact of:
Credit Card Securitizations	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)
Accounting Policy Conformity Adjustments	—	—	—	(525)	(333)	NM	NM	—	(333)	(333)	NM

Provision for Credit Losses — Operating	$2,112	$1,517	$1,344	$1,643	$1,764	39	20	$4,973	$2,941	$4,847	3

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$9,464	$10,899	$9,937	$9,386	$9,377	(13)	1	$30,300	$24,973	$31,118	(3)
Impact of:
Merger Costs	(221)	(279)	(145)	(523)	(752)	21	71	(645)	(842)	(842)	23
Litigation Reserve Charges	—	(1,872)	(900)	—	—	NM	NM	(2,772)	(3,700)	(3,700)	25

Total Noninterest Expense — Operating	$9,243	$8,748	$8,892	$8,863	$8,625	6	7	$26,883	$20,431	$26,576	1

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,229	$263	$1,019	$741	$541	367	127	$2,511	$987	$2,025	24
Impact of:
Merger Costs	84	106	55	199	290	(21)	(71)	245	320	320	(23)
Litigation Reserve Charges	—	711	342	—	—	NM	NM	1,053	1,406	1,406	(25)
Accounting Policy Conformity Adjustments	—	—	—	199	172	NM	NM	—	172	172	NM
Tax Equivalent Adjustments	222	227	176	188	28	(2)	NM	625	135	292	114

Income Tax Expense — Operating	$1,535	$1,307	$1,592	$1,327	$1,031	17	49	$4,434	$3,020	$4,215	5

NET INCOME
Net Income — Reported	$2,527	$994	$2,264	$1,666	$1,418	154	78	$5,785	$2,800	$4,878	19
Impact of:
Merger Costs	137	173	90	324	462	(21)	(70)	400	522	522	(23)
Litigation Reserve Charges	—	1,161	558	—	—	NM	NM	1,719	2,294	2,294	(25)
Accounting Policy Conformity Adjustments	—	—	—	326	279	NM	NM	—	279	279	NM

Net Income — Operating	$2,664	$2,328	$2,912	$2,316	$2,159	14	23	$7,904	$5,895	$7,973	(1)

(a)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (c)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(b)	2004	2004
REVENUE
Investment Banking Fees	$989	$961	$993	$1,073	$879	3%	13%	$2,943	$2,464	$2,562	15%
Trading-Related Revenue (Including Trading NII)	2,396	585	2,187	1,122	832	310	188	5,168	4,440	4,592	13
Lending & Deposit Related Fees	865	851	820	903	943	2	(8)	2,536	1,769	2,841	(11)
Asset Management, Administration and Commissions	2,628	2,541	2,498	2,330	2,185	3	20	7,667	5,835	6,847	12
Securities / Private Equity Gains (Losses)	343	407	(45)	569	413	(16)	(17)	705	1,305	1,403	(50)
Mortgage Fees and Related Income	201	336	362	85	233	(40)	(14)	899	721	742	21
Credit Card Income	1,122	1,035	919	1,036	934	8	20	3,076	1,537	2,716	13
Other Income	388	639	316	407	389	(39)	—	1,343	772	1,407	(5)

Noninterest Revenue	8,932	7,355	8,050	7,525	6,808	21	31	24,337	18,843	23,110	5

Interest Income	13,848	13,054	12,592	11,233	11,000	6	26	39,494	22,933	32,039	23
Interest Expense	7,226	6,509	5,902	4,609	4,229	11	71	19,637	9,489	11,538	70

Net Interest Income	6,622	6,545	6,690	6,624	6,771	1	(2)	19,857	13,444	20,501	(3)

TOTAL NET REVENUE	15,554	13,900	14,740	14,149	13,579	12	15	44,194	32,287	43,611	1

Managed Provision for Credit Losses (a)	2,112	1,517	1,344	1,643	1,764	39	20	4,973	2,941	4,847	3
NONINTEREST EXPENSE
Compensation Expense	5,001	4,266	4,702	4,211	4,050	17	23	13,969	10,295	12,844	9
Occupancy Expense	549	580	525	609	604	(5)	(9)	1,654	1,475	1,794	(8)
Technology and Communications Expense	899	896	920	1,051	1,046	—	(14)	2,715	2,651	2,995	(9)
Professional & Outside Services	1,018	1,130	1,074	1,191	1,103	(10)	(8)	3,222	2,671	3,406	(5)
Marketing	512	537	483	428	506	(5)	1	1,532	907	1,516	1
Other Expense	882	954	805	981	920	(8)	(4)	2,641	1,878	2,842	(7)
Amortization of Intangibles	382	385	383	392	396	(1)	(4)	1,150	554	1,179	(2)

TOTAL NONINTEREST EXPENSE	9,243	8,748	8,892	8,863	8,625	6	7	26,883	20,431	26,576	1

Operating Earnings before Income Tax Expense	4,199	3,635	4,504	3,643	3,190	16	32	12,338	8,915	12,188	1
Income Tax Expense	1,535	1,307	1,592	1,327	1,031	17	49	4,434	3,020	4,215	5

OPERATING EARNINGS	$2,664	$2,328	$2,912	$2,316	$2,159	14	23	$7,904	$5,895	$7,973	(1)

Operating Earnings Per Common Share
Diluted EPS	$0.75	$0.66	$0.81	$0.64	$0.60	14	25	$2.22	$2.25	$2.21	—

Operating Financial Ratios
ROE	10%	9%	11%	9%	8%			10%	12%	10%
ROE-GW	17	15	19	15	14			17	17	17
ROA	0.84	0.75	0.96	0.75	0.72			0.85	0.83	0.89
Effective Income Tax Rate	37	36	35	36	32			36	34	35
Overhead Ratio	59	63	60	63	64			61	63	61

RECONCILIATION OF OPERATING EARNINGS PER SHARE
TO NET INCOME PER SHARE — DILUTED
Operating Earnings	$0.75	$0.66	$0.81	$0.64	$0.60	14	25	$2.22	$2.25	$2.21	—
Reconciling Items (Net of Taxes):
Merger Costs	(0.04)	(0.05)	(0.03)	(0.09)	(0.13)	20	69	(0.12)	(0.20)	(0.15)	20
Litigation Reserve Charge	—	(0.33)	(0.15)	—	—	NM	NM	(0.48)	(0.88)	(0.63)	24
Accounting Policy Conformity	—	—	—	(0.09)	(0.08)	NM	NM	—	(0.11)	(0.08)	NM

Net Income	$0.71	$0.28	$0.63	$0.46	$0.39	154	82	$1.62	$1.06	$1.35	20

(a)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(c)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
REVENUE
Investment Bank	$4,461	$2,750	$4,180	$3,201	$2,701	62%	65%	$11,391	$9,404	$10,305	11%
Retail Financial Services	3,590	3,799	3,847	3,545	3,800	(6)	(6)	11,236	7,246	11,531	(3)
Card Services	3,980	3,886	3,779	3,830	3,771	2	6	11,645	6,915	11,171	4
Commercial Banking	909	900	850	885	833	1	9	2,659	1,489	2,532	5
Treasury & Securities Services	1,556	1,588	1,482	1,413	1,339	(2)	16	4,626	3,444	3,987	16
Asset & Wealth Management	1,449	1,343	1,361	1,310	1,193	8	21	4,153	2,869	3,591	16
Corporate	(391)	(366)	(759)	(35)	(58)	(7)	NM	(1,516)	920	494	NM

TOTAL NET REVENUE	$15,554	$13,900	$14,740	$14,149	$13,579	12	15	$44,194	$32,287	$43,611	1

OPERATING EARNINGS
Investment Bank	$1,063	$606	$1,325	$660	$627	75	70	$2,994	$2,288	$2,994	—
Retail Financial Services	656	980	988	775	822	(33)	(20)	2,624	1,424	2,504	5
Card Services	541	542	522	515	421	—	29	1,605	759	1,166	38
Commercial Banking	301	174	243	254	215	73	40	718	354	738	(3)
Treasury & Securities Services	263	229	245	145	96	15	174	737	295	292	152
Asset & Wealth Management	315	283	276	263	197	11	60	874	418	616	42
Corporate	(475)	(486)	(687)	(296)	(219)	2	(117)	(1,648)	357	(337)	(389)

TOTAL OPERATING EARNINGS	$2,664	$2,328	$2,912	$2,316	$2,159	14	23	$7,904	$5,895	$7,973	(1)

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	—	—	$20,000	$16,380	$20,000	—
Retail Financial Services	13,475	13,250	13,100	13,050	13,050	2	3	13,276	7,764	13,050	2
Card Services	11,800	11,800	11,800	11,800	11,800	—	—	11,800	6,200	11,800	—
Commercial Banking	3,400	3,400	3,400	3,400	3,400	—	—	3,400	1,654	3,400	—
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900	—	—	1,900	2,761	1,900	—
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,400	—	—	2,400	4,406	2,400	—
Corporate (b)	52,506	52,519	52,745	52,324	51,819	—	1	52,590	26,660	52,093	1

TOTAL AVERAGE EQUITY	$105,481	$105,269	$105,345	$104,874	$104,369	—	1	$105,366	$65,825	$104,643	1

RETURN ON EQUITY (a)
Investment Bank	21%	12%	27%	13%	12%			20%	19%	20%
Retail Financial Services	19	30	31	24	25			26	24	26
Card Services	18	18	18	17	14			18	16	13
Commercial Banking	35	21	29	30	25			28	29	29
Treasury & Securities Services	55	48	52	30	20			52	14	21
Asset & Wealth Management	52	47	47	44	33			49	13	34
JPMC ROE	10	9	11	9	8			10	12	10
JPMC ROE-GW	17	15	19	15	14			17	17	17

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.

(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (f)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(e)	2004	2004
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$300	$359	$263	$250	$273	(16)%	10%	$922	$688	$689	34%
Equity Underwriting	210	104	239	213	170	102	24	553	568	572	(3)
Debt Underwriting	475	502	483	617	468	(5)	1	1,460	1,236	1,330	10

Total Investment Banking Fees	985	965	985	1,080	911	2	8	2,935	2,492	2,591	13

Trading-Related Revenue:
Fixed Income and Other	2,083	940	1,915	1,173	657	122	217	4,938	3,835	3,958	25
Equities	329	(280)	225	(42)	220	NM	50	274	469	465	(41)
Credit Portfolio	23	(46)	59	(44)	(35)	NM	NM	36	50	74	(51)

Total Trading-Related Revenue (a)	2,435	614	2,199	1,087	842	297	189	5,248	4,354	4,497	17

Lending & Deposit Related Fees	148	146	157	176	155	1	(5)	451	363	482	(6)
Asset Management, Administration and Commissions	445	413	408	346	313	8	42	1,266	1,054	1,075	18
Other Income	94	270	127	178	91	(65)	3	491	150	324	52

Noninterest Revenue	4,107	2,408	3,876	2,867	2,312	71	78	10,391	8,413	8,969	16
Net Interest Income (a)	354	342	304	334	389	4	(9)	1,000	991	1,336	(25)

TOTAL NET REVENUE (b)	4,461	2,750	4,180	3,201	2,701	62	65	11,391	9,404	10,305	11

Provision for Credit Losses	(46)	(343)	(366)	(173)	(151)	87	70	(755)	(467)	(769)	2
Credit Reimbursement from TSS (c)	38	38	38	43	43	—	(12)	114	47	129	(12)

NONINTEREST EXPENSE
Compensation Expense	1,883	1,192	1,616	1,389	992	58	90	4,691	3,504	3,724	26
Noncompensation Expense	992	986	909	1,001	932	1	6	2,887	2,802	2,803	3

TOTAL NONINTEREST EXPENSE	2,875	2,178	2,525	2,390	1,924	32	49	7,578	6,306	6,527	16

Operating Earnings Before Income Tax Expense	1,670	953	2,059	1,027	971	75	72	4,682	3,612	4,676	—
Income Tax Expense	607	347	734	367	344	75	76	1,688	1,324	1,682	—

OPERATING EARNINGS	$1,063	$606	$1,325	$660	$627	75	70	$2,994	$2,288	$2,994	—

FINANCIAL RATIOS
ROE	21%	12%	27%	13%	12%			20%	19%	20%
ROA	0.68	0.41	0.95	0.49	0.50			0.68	0.68	0.80
Overhead Ratio	64	79	60	75	71			67	67	63
Compensation Expense as a % of Total Net Revenue	42	43	39	43	37			41	37	36

REVENUE BY BUSINESS (d)
Investment Banking Fees	$985	$965	$985	$1,080	$911	2	8	$2,935	$2,492	$2,591	13
Fixed Income Markets	2,431	1,418	2,289	1,530	1,115	71	118	6,138	4,784	5,260	17
Equities Markets	713	72	556	243	455	NM	57	1,341	1,248	1,323	1
Credit Portfolio	332	295	350	348	220	13	51	977	880	1,131	(14)

Total Net Revenue	$4,461	$2,750	$4,180	$3,201	$2,701	62	65	$11,391	$9,404	$10,305	11

REVENUE BY REGION
Americas	$2,690	$1,833	$2,224	$1,829	$1,591	47	69	$6,747	$5,041	$5,903	14
Europe/Middle East/Africa	1,272	554	1,535	1,013	741	130	72	3,361	3,069	3,090	9
Asia/Pacific	499	363	421	359	369	37	35	1,283	1,294	1,312	(2)

Total Net Revenue	$4,461	$2,750	$4,180	$3,201	$2,701	62	65	$11,391	$9,404	$10,305	11

(a)
Trading revenue, on a reported basis, excludes the impact of Net interest income related to the IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of the IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $(101) million, $207 million, $324 million, $511 million and $430 million, during the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, and $430 million for year-to-date 2005 and $1.4 billion for both year-to-date 2004 and Pro forma year-to-date 2004, respectively.

(b)
Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bonds and income tax credits related to affordable housing investments, of $200 million, $206 million, $155 million, $167 million and $9 million for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, respectively. The year-to-date tax-equivalent adjustments were $561 million and $107 million for 2005 and 2004, respectively. The Pro forma year-to-date 2004 tax-equivalent adjustment was $224 million.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)	See account details of Fixed Income Markets, Equities Markets and Credit Portfolio in the Composition of Revenues tables on page 12.
(e)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and rankings data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (j)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(i)	2004	2004
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$615,888	$592,383	$566,778	$533,898	$496,347	4%	24%	$591,863	$452,714	$498,749	19%
Trading Assets — Debt and Equity Instruments	234,722	232,980	225,367	219,466	197,150	1	19	231,057	187,008	192,274	20
Trading Assets — Derivative Receivables	52,399	56,436	63,574	65,417	60,465	(7)	(13)	57,429	56,492	59,430	(3)
Loans:
Credit Portfolio	33,819	30,435	29,236	31,289	31,129	11	9	31,180	28,357	33,788	(8)
Other Loans (a)	24,517	20,967	18,232	16,385	14,650	17	67	21,262	12,563	14,226	49

Total Loans (b)	58,336	51,402	47,468	47,674	45,779	13	27	52,442	40,920	48,014	9
Adjusted Assets (c)	462,056	453,895	445,840	432,085	401,010	2	15	453,990	380,740	399,049	14
Equity (d)	20,000	20,000	20,000	20,000	20,000	—	—	20,000	16,380	20,000	—

Headcount	19,526	19,269	17,993	17,478	17,420	1	12	19,526	17,420	17,420	12

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(69)	$(47)	$(5)	$14	$(16)	(47)	(331)	$(121)	$33	$11	NM
Nonperforming Assets — Nonperforming Loans (e)	702	711	814	954	1,075	(1)	(35)	702	1,075	1,075	(35)
— Other Nonperforming Assets	232	235	242	242	246	(1)	(6)	232	246	246	(6)
Allowance for Loan Losses	1,002	971	1,191	1,547	1,841	3	(46)	1,002	1,841	1,841	(46)
Allowance for Lending-Related Commitments	211	225	296	305	358	(6)	(41)	211	358	358	(41)

Net Charge-off (Recovery) Rate (b)	(0.67)%	(0.56)%	(0.05)%	0.14%	(0.17)%			(0.43)%	0.13%	0.04%
Allowance for Loan Losses to Average Loans (b)	2.45	2.90	3.03	3.87	4.78			2.65	5.26	4.39
Allowance for Loan Losses to Nonperforming Loans (e)	143	137	147	163	172			143	172	172
Nonperforming Loans to Average Loans	1.20	1.38	1.71	2.00	2.35			1.34	2.63	2.24

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f) (g)
Trading Activities:
Fixed Income (f)	$57	$82	$57	$68	$80	(30)	(29)	$66	$77	NA	NM
Foreign Exchange	24	21	23	18	13	14	85	23	17	NA	NM
Equities	41	45	18	20	25	(9)	64	35	31	NA	NM
Commodities and Other	24	15	10	9	10	60	140	16	9	NA	NM
Diversification	(62)	(61)	(43)	(42)	(43)	(2)	(44)	(56)	(45)	NA	NM

Total Trading VAR	84	102	65	73	85	(18)	(1)	84	89	NA	NM

Credit Portfolio VAR (g)	15	13	13	13	13	15	15	14	14	NA	NM
Diversification	(13)	(13)	(8)	(7)	(9)	—	(44)	(12)	(8)	NA	NM

Total Trading and Credit Portfolio VAR	$86	$102	$70	$79	$89	(16)	(3)	$86	$95	NA	NM

	YTD	Full Year
	2005	2004

MARKET SHARES AND RANKINGS (h)
Global Debt, Equity and Equity-Related	6% / #4	7% / #3
Global Syndicated Loans	16% / #1	19% / #1
Global Long-Term Debt	6% / #4	7% / #2
Global Equity and Equity-Related	7% / #6	6% / #6
Global Announced M&A	22% / #3	25% / #2
U.S. Debt, Equity and Equity-Related	7% / #4	8% / #5
U.S. Syndicated Loans	29% / #1	32% / #1
U.S. Long-Term Debt	11% / #2	12% / #2
U.S. Equity and Equity-Related	8% / #6	8% / #6
U.S. Announced M&A	16% / #8	33% / #1

(a)	Other Loans include warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses, loans held for proprietary investing purposes, and certain other loans.
(b)
Total Loans include loans held-for-sale, which are excluded from Total Loans for the allowance coverage ratio and net charge-off rate. Average third quarter 2005 loans held-for-sale were $17,357 million. Prior end-of-period loans held-for-sale were $17,871 million, $8,154 million, $7,684 million and $7,281 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

(c)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)
Equity includes $15.2 billion, $15.1 billion, $13.8 billion, $15.0 billion and $15.7 billion of economic risk capital assigned to the IB for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

(e)
Nonperforming loans include loans held-for-sale of $1 million, $2 million, $2 million, $2 million and $4 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for proprietary purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)
Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings for the year ended December 31, 2004 are presented on a combined basis, as if the merger of JPMorgan Chase and Bank One had been in effect during the period.

(i)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(j)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	THIRD QUARTER 2005
COMPOSITION OF REVENUES
				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$985	$—	$—	$—	$—	$—	$985
Fixed Income Markets	—	2,083	64	52	40	192	2,431
Equities Markets	—	329	—	384	(18)	18	713
Credit Portfolio	—	23	84	9	72	144	332

Total Net Revenue	$985	$2,435	$148	$445	$94	$354	$4,461

	THIRD QUARTER 2004

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$911	$—	$—	$—	$—	$—	$911
Fixed Income Markets	—	657	69	54	154	181	1,115
Equities Markets	—	220	—	252	(29)	12	455
Credit Portfolio	—	(35)	86	7	(34)	196	220

Total Net Revenue	$911	$842	$155	$313	$91	$389	$2,701

	YEAR-TO-DATE 2005

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$2,935	$—	$—	$—	$—	$—	$2,935
Fixed Income Markets	—	4,938	189	166	336	509	6,138
Equities Markets	—	274	—	1,067	(55)	55	1,341
Credit Portfolio	—	36	262	33	210	436	977

Total Net Revenue	$2,935	$5,248	$451	$1,266	$491	$1,000	$11,391

	YEAR-TO-DATE 2004 (a)

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$2,492	$—	$—	$—	$—	$—	$2,492
Fixed Income Markets	—	3,835	123	222	215	389	4,784
Equities Markets	—	469	—	809	(80)	50	1,248
Credit Portfolio	—	50	240	23	15	552	880

Total Net Revenue	$2,492	$4,354	$363	$1,054	$150	$991	$9,404

	PRO FORMA YEAR-TO-DATE 2004 (b)

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and	Other	Net Interest	Total Net
	Banking Fees	Revenue	Related Fees	Commissions	Income	Income	Revenue
Investment Banking Fees	$2,591	$—	$—	$—	$—	$—	$2,591
Fixed Income Markets	—	3,958	198	195	330	579	5,260
Equities Markets	—	465	—	856	(64)	66	1,323
Credit Portfolio	—	74	284	24	58	691	1,131

Total Net Revenue	$2,591	$4,497	$482	$1,075	$324	$1,336	$10,305

(a) Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(b) Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (h)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(g)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$380	$358	$340	$373	$395	6%	(4)%	$1,078	$640	$1,128	(4)%
Asset Management, Administration and Commissions	370	369	394	368	375	—	(1)	1,133	652	1,152	(2)
Securities / Private Equity Gains (Losses)	—	—	10	(89)	6	NM	NM	10	6	6	67
Mortgage Fees and Related Income	212	341	368	117	211	(38)	—	921	749	788	17
Credit Card Income	109	105	94	97	89	4	22	308	133	253	22
Other Income	7	68	(12)	27	18	(90)	(61)	63	4	87	(28)

Noninterest Revenue	1,078	1,241	1,194	893	1,094	(13)	(1)	3,513	2,184	3,414	3
Net Interest Income	2,512	2,558	2,653	2,652	2,706	(2)	(7)	7,723	5,062	7,939	(3)

TOTAL NET REVENUE	3,590	3,799	3,847	3,545	3,800	(6)	(6)	11,236	7,246	11,353	(1)

Provision for Credit Losses (a)	378	94	94	78	239	302	58	566	371	611	(7)

NONINTEREST EXPENSE
Compensation Expense	842	820	822	807	855	3	(2)	2,484	1,814	2,592	(4)
Noncompensation Expense	1,189	1,181	1,215	1,276	1,250	1	(5)	3,585	2,661	3,896	(8)
Amortization of Intangibles	125	125	125	132	133	—	(6)	375	135	399	(6)

TOTAL NONINTEREST EXPENSE	2,156	2,126	2,162	2,215	2,238	1	(4)	6,444	4,610	6,887	(6)

Operating Earnings Before Income Tax Expense and Non-Core Portfolio Actions	1,056	1,579	1,591	1,252	1,323	(33)	(20)	4,226	2,265	3,855	10
Income Tax Expense	400	599	603	477	501	(33)	(20)	1,602	841	1,450	10

Operating Earnings before Non-Core Portfolio Actions	656	980	988	775	822	(33)	(20)	2,624	1,424	2,405	9

Non-Core Portfolio Actions: (b)
Impacts to:
Other Income	—	—	—	—	—	NM	NM	—	—	178	NM
Provision for Credit Losses	—	—	—	—	—	NM	NM	—	—	18	NM

Total Non-Core Portfolio Actions	—	—	—	—	—	NM	NM	—	—	160	NM
Income Tax Expense	—	—	—	—	—	NM	NM	—	—	61	NM

Operating Earnings from Non-Core Portfolio Actions	—	—	—	—	—	NM	NM	—	—	99	NM

OPERATING EARNINGS	$656	$980	$988	$775	$822	(33)	(20)	$2,624	$1,424	$2,504	5

FINANCIAL RATIOS
ROE	19%	30%	31%	24%	25%			26%	24%	26%
ROA	1.14	1.74	1.78	1.35	1.44			1.55	1.11	1.49
Overhead Ratio	60	56	56	62	59			57	64	60

SELECTED BALANCE SHEETS (Ending)
Total Assets	$230,698	$223,391	$224,562	$226,560	$227,952	3	1	$230,698	$227,952	$227,952	1
Loans (c)	200,434	197,927	199,215	202,473	201,116	1	—	200,434	201,116	201,116	—
Core Deposits (d)	160,592	159,702	162,241	156,885	154,589	1	4	160,592	154,589	154,589	4
Total Deposits	187,621	185,558	187,225	182,372	180,307	1	4	187,621	180,307	180,307	4

SELECTED BALANCE SHEETS (Average)
Total Assets	$227,875	$225,574	$225,120	$228,647	$227,716	1	—	$226,200	$171,585	$224,788	1
Loans (e)	199,057	197,707	198,494	202,419	198,244	1	—	198,421	149,454	194,848	2
Core Deposits (d)	160,914	161,044	159,682	159,015	158,800	—	1	160,552	107,912	157,546	2
Total Deposits	187,216	186,523	184,336	183,105	183,501	—	2	186,035	122,059	183,254	2
Equity	13,475	13,250	13,100	13,050	13,050	2	3	13,276	7,764	13,050	2

Headcount	60,375	59,631	59,322	59,632	60,691	1	(1)	60,375	60,691	60,691	(1)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$144	$114	$152	$606	$219	26	(34)	$410	$384	$631	(35)
Nonperforming Loans (f)	1,203	1,132	1,150	1,161	1,308	6	(8)	1,203	1,308	1,308	(8)
Nonperforming Assets	1,387	1,319	1,351	1,385	1,557	5	(11)	1,387	1,557	1,557	(11)
Allowance for Loan Losses	1,375	1,135	1,168	1,228	1,764	21	(22)	1,375	1,764	1,764	(22)

Net Charge-off Rate (e)	0.31%	0.25%	0.34%	1.28%	0.47%			0.30%	0.38%	0.48%
Allowance for Loan Losses to Ending Loans (c)	0.75	0.61	0.64	0.67	0.94			0.75	0.94	0.94
Allowance for Loan Losses to Nonperforming Loans (f)	115	103	104	107	143			115	143	143
Nonperforming Loans to Total Loans	0.60	0.57	0.58	0.57	0.65			0.60	0.65	0.65

(a)
Third quarter 2005 includes a $250 million special provision related to Hurricane Katrina allocated as follows: $140 million in Consumer Real Estate Lending, $90 million in Consumer & Small Business and $20 million in Auto Finance.

(b)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.
(c)
Includes loans held-for-sale of $17,695 million, $13,112 million, $16,532 million, $18,022 million and $12,816 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Includes demand and savings deposits.
(e)
Average loans include loans held-for-sale of $15,707 million, $14,620 million, $15,861 million, $13,534 million and $14,479 million for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,395 million and $15,140 million for 2005 and 2004, respectively. Pro forma year-to-date 2004 average loans held-for-sale was $18,473 million. These amounts are not included in the net charge-off rate.

(f)
Nonperforming loans include loans held-for-sale of $10 million, $26 million, $31 million, $13 million and $74 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(g)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(h)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (f)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(e)	2004	2004
RETAIL BUSINESSES
HOME FINANCE PRIME PRODUCTION AND SERVICING
Production	$214	$135	$228	$196	$168	59%	27%	$577	$532	$599	(4)%
Servicing:
Mortgage Servicing Revenue, Net of Amortization	161	142	146	169	134	13	20	449	482	463	(3)
MSR Risk Management Results	(38)	166	106	(187)	153	NM	NM	234	300	301	(22)

Total Net Revenue	337	443	480	178	455	(24)	(26)	1,260	1,314	1,363	(8)
Noninterest Expense	231	229	229	266	296	1	(22)	689	849	875	(21)
Operating Earnings (Loss)	67	136	158	(56)	103	(51)	(35)	361	296	309	17

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$684	$707	$713	$725	$704	(3)	(3)	$2,104	$1,651	$2,181	(4)
Provision for Credit Losses	177	38	30	(20)	65	366	172	245	94	188	30
Noninterest Expense	244	234	238	283	264	4	(8)	716	639	831	(14)
Operating Earnings	168	277	284	295	237	(39)	(29)	729	586	743	(2)

TOTAL HOME FINANCE
Total Net Revenue	$1,021	$1,150	$1,193	$903	$1,159	(11)	(12)	$3,364	$2,965	$3,544	(5)
Provision for Credit Losses	177	38	30	(20)	65	366	172	245	94	188	30
Noninterest Expense	475	463	467	549	560	3	(15)	1,405	1,488	1,706	(18)
Operating Earnings	235	413	442	239	340	(43)	(31)	1,090	882	1,052	4

Origination Volume by Channel (in billions)
Retail	$23.7	$22.8	$18.3	$18.5	$19.7	4	20	$64.8	$55.7	$66.9	(3)
Wholesale	14.6	13.2	10.7	11.7	11.6	11	26	38.5	36.8	36.8	5
Correspondent	5.1	3.6	2.3	4.2	5.4	42	(6)	11.0	18.6	18.6	(41)
Correspondent Negotiated Transactions	10.2	7.1	7.2	10.0	11.3	44	(10)	24.5	31.5	31.4	(22)

Total	53.6	46.7	38.5	44.4	48.0	15	12	138.8	142.6	153.7	(10)

Origination Volume by Business (in billions)
Mortgage	$39.3	$30.9	$26.6	$32.4	$34.1	27	15	$96.8	$112.2	$113.5	(15)
Home Equity	14.3	15.8	11.9	12.0	13.9	(9)	3	42.0	30.4	40.2	4

Total	53.6	46.7	38.5	44.4	48.0	15	12	138.8	142.6	153.7	(10)

Business Metrics (in billions)
Third Party Mortgage Loans Serviced (Ending) (a)	$450.3	$438.1	$435.5	$430.9	$427.3	3	5	$450.3	$427.3	$427.3	5
MSR Net Carrying Value (Ending)	6.1	5.0	5.7	5.1	5.2	22	17	6.1	5.2	5.2	17
End of Period Loans Owned
Mortgage Loans Held-for-Sale	13.4	11.2	9.6	14.2	9.5	20	41	13.4	9.5	9.5	41
Mortgage Loans Retained	46.7	47.4	46.0	42.6	46.5	(1)	—	46.7	46.5	46.5	—
Home Equity and Other Loans	74.3	72.3	68.8	67.9	67.3	3	10	74.3	67.3	67.3	10

Total End of Period Loans Owned	134.4	130.9	124.4	124.7	123.3	3	9	134.4	123.3	123.3	9
Average Loans Owned
Mortgage Loans Held-for-Sale	13.5	10.5	11.4	10.1	10.9	29	24	11.8	12.8	13.1	(10)
Mortgage Loans Retained	47.6	47.0	44.3	44.6	44.0	1	8	46.3	39.4	40.4	15
Home Equity and Other Loans	71.8	69.1	66.5	70.1	66.2	4	8	69.2	39.2	62.7	10

Total Average Loans Owned	132.9	126.6	122.2	124.8	121.1	5	10	127.3	91.4	116.2	10
Overhead Ratio	47%	40%	39%	61%	48%			42%	50%	48%

Credit Quality Statistics
30+ Day Delinquency Rate (b)	1.31%	1.17%	1.15%	1.27%	1.50%			1.31%	1.50%	1.50%
Net Charge-offs
Mortgage	$6	$8	$6	$5	$6	(25)	—	$20	$14	$15	33
Home Equity and Other Loans	32	30	35	449	57	7	(44)	97	105	220	(56)

Total Net Charge-offs	38	38	41	454	63	—	(40)	117	119	235	(50)
Net Charge-off Rate
Mortgage	0.05%	0.07%	0.05%	0.04%	0.05%			0.06%	0.05%	0.05%
Home Equity and Other Loans	0.18	0.17	0.21	2.55	0.34			0.19	0.36	0.47
Total Net Charge-off Rate (c)	0.13	0.13	0.15	1.57	0.23			0.14	0.20	0.30
Nonperforming Assets (d)	$846	$799	$841	$844	$997	6	(15)	$846	$997	$997	(15)

(a)	Includes prime first mortgage loans and subprime loans.
(b)
Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.8 billion, $0.7 billion, $0.7 billion, $0.9 billion and $0.9 billion, for September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are excluded as reimbursement is proceeding normally.

(c)	Excludes mortgage loans held for sale.
(d)
Excludes nonperforming assets related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $1.0 billion, $1.0 billion, $1.1 billion, $1.5 billion, and $1.3 billion for September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$733	$741	$729	$710	$734	(1)%	—%	$2,203	$1,154	$2,148	3%
Net Interest Income	1,336	1,364	1,428	1,395	1,342	(2)	—	4,128	2,126	3,904	6

Total Net Revenue	2,069	2,105	2,157	2,105	2,076	(2)	—	6,331	3,280	6,052	5
Provision for Credit Losses	119	25	36	39	79	376	51	180	126	173	4
Noninterest Expense	1,369	1,362	1,339	1,362	1,379	1	(1)	4,070	2,619	4,290	(5)
Operating Earnings	356	437	477	430	377	(19)	(6)	1,270	330	975	30

Business Metrics (in billions)
End-of-Period Balances
Small Business Loans	$12.6	$12.5	$12.4	$12.5	$12.4	1	2	$12.6	$12.4	$12.4	2
Consumer and Other Loans (a)	1.7	1.8	2.2	2.2	2.3	(6)	(26)	1.7	2.3	2.3	(26)

Total Loans	14.3	14.3	14.6	14.7	14.7	—	(3)	14.3	14.7	14.7	(3)
Core Deposits (b)	149.0	147.9	150.8	146.3	144.5	1	3	149.0	144.5	144.5	3
Total Deposits	176.0	173.7	175.7	171.8	170.2	1	3	176.0	170.2	170.2	3
Average Balances
Small Business Loans	12.5	12.4	12.4	12.4	12.4	1	1	12.4	5.6	12.3	1
Consumer and Other Loans (a)	1.8	1.9	2.6	2.2	2.3	(5)	(22)	2.1	2.1	2.4	(13)

Total Loans	14.3	14.3	15.0	14.6	14.7	—	(3)	14.5	7.7	14.7	(1)
Core Deposits (b)	148.0	149.3	149.3	147.8	147.8	(1)	—	148.9	96.8	146.3	2
Total Deposits	174.2	174.8	173.9	171.8	172.5	—	1	174.3	110.9	171.8	1

Number of:
Branches	2,549	2,539	2,517	2,508	2,467	10 #	82 #	2,549	2,467	2,467	82 #
ATMs	7,136	6,961	6,687	6,650	6,587	175	549	7,136	6,587	6,587	549
Personal Bankers	6,719	6,258	5,798	5,750	5,744	461	975	6,719	5,744	5,744	975
Personal Checking Accounts (in thousands)	7,866	7,662	7,445	7,286	7,222	204	644	7,866	7,222	7,222	644
Business Checking Accounts (in thousands)	930	918	905	894	891	12	39	930	891	891	39
Active Online Customers (in thousands)	4,099	4,053	3,671	3,359	3,152	46	947	4,099	3,152	3,152	947
Debit Cards Issued (in thousands)	9,102	8,834	8,596	8,392	8,282	268	820	9,102	8,282	8,282	820
Overhead Ratio	66%	65%	62%	65%	66%			64%	80%	71%

Retail Brokerage Business Metrics
Investment Sales Volume	$2,745	$2,907	$2,870	$2,770	$2,563	(6)%	7%	$8,522	$4,554	$8,041	6%
Number of Dedicated Investment Sales Representatives	1,478	1,422	1,352	1,364	1,393	4	6	1,478	1,393	1,393	6

Credit Quality Statistics
Net Charge-offs
Small Business	$25	$25	$19	$32	$24	—	4	$69	$45	$73	(5)
Consumer and Other Loans	11	4	9	24	36	175	(69)	24	53	54	(56)

Total Net Charge-Offs	36	29	28	56	60	24	(40)	93	98	127	(27)
Net Charge-off Rate
Small Business	0.79%	0.81%	0.62%	1.03%	0.77%			0.74%	1.07%	0.79%
Consumer and Other Loans	2.42	0.84	1.40	4.34	6.23			1.53	3.37	3.01
Total Net Charge-Off Rate	1.00	0.81	0.76	1.53	1.62			0.86	1.70	1.15
Nonperforming Assets	$293	$284	$293	$299	$313	3	(6)	$293	$313	$313	(6)

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.
(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (f)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(e)	2004	2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$342	$395	$324	$364	$397	(13)%	(14)%	$1,061	$781	$1,233	(14)%
Provision for Credit Losses	82	31	28	59	95	165	(14)	141	151	250	(44)
Noninterest Expense	184	170	205	166	163	8	13	559	324	482	16
Operating Earnings	47	118	55	84	85	(60)	(45)	220	186	306	(28)

Business Metrics (in billions)
End-of-Period Loans and Lease Related Assets
Loans Outstanding	$46.2	$46.2	$52.8	$54.6	$53.7	—	(14)	$46.2	$53.7	$53.7	(14)
Lease Related Assets (a)	5.8	6.5	7.2	8.0	8.9	(11)	(35)	5.8	8.9	8.9	(35)

Total End-of-Period Loans and Lease Related Assets (a)	52.0	52.7	60.0	62.6	62.6	(1)	(17)	52.0	62.6	62.6	(17)
Average Loans and Lease Related Assets
Loans Outstanding (Average) (b)	$45.9	$49.8	$53.3	$54.2	$52.9	(8)	(13)	$49.6	$41.1	$53.8	(8)
Lease Related Assets (Average) (c)	6.2	6.9	7.7	8.4	9.2	(10)	(33)	6.9	9.1	10.0	(31)

Total Average Loans and Lease Related Assets (b)(c)	52.1	56.7	61.0	62.6	62.1	(8)	(16)	56.5	50.2	63.8	(11)
Overhead Ratio	54%	43%	63%	46%	41%			53%	41%	39%

Credit Quality Statistics
30+ Day Delinquency Rate	1.59%	1.46%	1.33%	1.55%	1.38%			1.59%	1.38%	1.38%
Net Charge-offs
Loans	$66	$45	$74	$85	$83	47	(20)	$185	$134	$225	(18)
Lease Receivables	4	2	9	11	13	100	(69)	15	33	44	(66)

Total Net Charge-offs	70	47	83	96	96	49	(27)	200	167	269	(26)
Net Charge-off Rate
Loans (b)	0.60%	0.39%	0.61%	0.67%	0.65%			0.54%	0.46%	0.59%
Lease Receivables (c)	0.28	0.12	0.48	0.52	0.56			0.30	0.48	0.59
Total Net Charge-off Rate (b)(c)	0.56	0.36	0.60	0.65	0.64			0.51	0.46	0.59
Nonperforming Assets	$248	$236	$217	$242	$247	5	—	$248	$247	$247	—

INSURANCE
Total Net Revenue	$158	$149	$173	$173	$168	6	(6)	$480	$220	$524	(8)
Noninterest Expense	128	131	151	138	136	(2)	(6)	410	179	409	—
Operating Earnings	18	12	14	22	20	50	(10)	44	26	72	(39)
Memo:
Consolidated Gross Insurance-Related Revenue (d)	409	404	416	421	429	1	(5)	1,229	770	1,266	(3)

Business Metrics — Ending Balances
Invested Assets	$7,754	$7,641	$7,349	$7,368	$7,489	1	4	$7,754	$7,489	$7,489	4
Policy Loans	391	394	394	397	398	(1)	(2)	391	398	398	(2)
Insurance Policy and Claims Reserves	7,672	7,562	7,337	7,279	7,477	1	3	7,672	7,477	7,477	3
Term Life Sales - 1st. Year Annualized Premiums	15	16	14	13	15	(6)	—	45	15	43	5
Term Life Premium Revenues	119	122	110	119	115	(2)	3	351	115	336	4
Proprietary Annuity Sales	151	282	119	35	39	(46)	287	552	173	189	192
Number of Policies in Force — Direct / Assumed (in thousands)	2,195	2,454	2,540	2,611	2,633	(11)	(17)	2,195	2,633	2,633	(17)
Insurance in Force — Direct / Assumed	283,766	280,176	280,082	277,827	274,390	1	3	283,766	274,390	274,390	3
Insurance in Force — Retained	87,764	83,324	83,799	80,691	76,727	5	14	87,764	76,727	76,727	14
A.M. Best Rating	A	A	A	A	A			A	A	A

(a)
Includes operating lease related assets of $0.7 billion, $0.4 billion and $0.2 billion for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005, respectively. Balances prior to March 31, 2005 were insignificant.

(b)
Average loans include loans held-for-sale of $2.2 billion, $4.1 billion, $4.5 billion, $3.4 billion and $2.2 billion for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. The year-to-date average loans held-for-sale were $3.6 billion and $1.9 billion for 2005 and 2004, respectively. Pro forma year-to-date 2004 average loans held-for-sale was $3.2 billion. These are not included in the net charge-off rate.

(c)
Includes operating lease related assets of $0.6 billion, $0.3 billion and $0.1 billion for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005, respectively. The year-to-date average operating lease related assets were $0.3 billion for 2005. Balances prior to March 31, 2005 were insignificant. These are not included in the net charge-off rate.

(d)	Includes revenue reported in the results of other businesses.
(e)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(f)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$—	$—	$26	NM	NM	$—	$75	$77	NM
Credit Card Income	950	868	761	886	784	9%	21%	2,579	1,293	2,285	13%
Other Income	60	42	11	31	44	43	36	113	86	142	(20)

Noninterest Revenue	1,010	910	772	917	854	11	18	2,692	1,454	2,504	8
Net Interest Income	2,970	2,976	3,007	2,913	2,917	—	2	8,953	5,461	8,667	3

TOTAL NET REVENUE	3,980	3,886	3,779	3,830	3,771	2	6	11,645	6,915	11,171	4

Provision for Credit Losses (a)	1,833	1,641	1,636	1,735	1,662	12	10	5,110	3,116	5,144	(1)

NONINTEREST EXPENSE
Compensation Expense	284	291	285	270	317	(2)	(10)	860	623	955	(10)
Noncompensation Expense	813	904	839	825	926	(10)	(12)	2,556	1,660	2,643	(3)
Amortization of Intangibles	189	188	189	187	194	1	(3)	566	318	568	—

TOTAL NONINTEREST EXPENSE	1,286	1,383	1,313	1,282	1,437	(7)	(11)	3,982	2,601	4,166	(4)

Operating Earnings Before Income Tax Expense	861	862	830	813	672	—	28	2,553	1,198	1,861	37
Income Tax Expense	320	320	308	298	251	—	27	948	439	695	36

OPERATING EARNINGS	$541	$542	$522	$515	$421	—	29	$1,605	$759	$1,166	38

Memo: Net Securitization Gains (Amortization)	$25	$15	$(12)	$—	$(2)	67	NM	$28	$(8)	$(2)	NM

FINANCIAL METRICS
ROE	18%	18%	18%	17%	14%			18%	16%	13%
Overhead Ratio	32	36	35	33	38			34	38	37
% of Average Managed Outstandings:
Net Interest Income	8.55	8.83	9.13	8.79	8.90			8.83	9.37	9.06
Provision for Credit Losses	5.28	4.87	4.97	5.24	5.07			5.04	5.35	5.37
Noninterest Revenue	2.91	2.70	2.34	2.77	2.61			2.66	2.49	2.62
Risk Adjusted Margin (b)	6.18	6.66	6.51	6.32	6.44			6.45	6.52	6.30
Noninterest Expense	3.70	4.10	3.99	3.87	4.39			3.93	4.46	4.35
Pre-tax Income	2.48	2.56	2.52	2.45	2.05			2.52	2.05	1.94
Operating Earnings	1.56	1.61	1.58	1.55	1.28			1.58	1.30	1.22

BUSINESS METRICS
Charge Volume (in billions)	$76.4	$75.6	$70.3	$75.3	$73.3	1	4	$222.3	$118.3	$207.4	7
Net Accounts Opened (in thousands)	3,022	2,789	2,744	2,729	2,755	8	10	8,555	4,794	15,035	(43)
Credit Cards Issued (in thousands)	98,236	95,465	94,367	94,285	95,946	3	2	98,236	95,946	95,946	2
Number of Registered Internet Customers (in millions)	14.6	12.0	10.9	13.6	12.4	22	18	14.6	12.4	12.4	18

Merchant Acquiring Business
Bank Card Volume (in billions)	$143.4	$141.2	$125.1	$135.9	$123.5	2	16	$409.7	$260.3	$352.9	16
Total Transactions (in millions)	4,872	4,735	4,285	4,462	3,972	3	23	13,892	7,604	11,612	20

(a)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(b)	Represents Total net revenue less Provision for credit losses.
(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$68,479	$68,510	$66,053	$64,575	$60,241	—%	14%	$68,479	$60,241	$60,241	14%
Securitized Loans	69,095	68,808	67,328	70,795	71,256	—	(3)	69,095	71,256	71,256	(3)

Managed Loans	$137,574	$137,318	$133,381	$135,370	$131,497	—	5	$137,574	$131,497	$131,497	5

SELECTED AVERAGE BALANCES
Managed Assets	$144,225	$140,741	$138,512	$138,013	$136,753	2	5	$141,180	$80,211	$134,904	5
Loans:
Loans on Balance Sheets	$68,877	$67,131	$64,218	$61,317	$59,386	3	16	$66,759	$31,296	$39,608	69
Securitized Loans	68,933	68,075	69,370	70,505	70,980	1	(3)	68,791	46,575	69,686	(1)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	—	—	NM	NM	—	—	18,543	NM

Managed Loans	$137,810	$135,206	$133,588	$131,822	$130,366	2	6	$135,550	$77,871	$127,837	6

Equity	11,800	11,800	11,800	11,800	11,800	—	—	11,800	6,200	11,800	—

Headcount	19,463	20,647	20,137	19,598	20,473	(6)	(5)	19,463	20,473	20,473	(5)

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,633	$1,641	$1,590	$1,735	$1,598	—	2	$4,864	$3,086	$5,074	(4)
Net Charge-off Rate	4.70%	4.87%	4.83%	5.24%	4.88%			4.80%	5.29%	5.30%
12 Month Lagged Loss Ratio (b)	4.97	5.19	5.11	5.49	5.08			5.09	NA	5.45

Delinquency ratios
30+ days	3.39%	3.34%	3.54%	3.70%	3.81%			3.39%	3.81%	3.81%
90+ days	1.55	1.54	1.71	1.72	1.75			1.55	1.75	1.75

Allowance for Loan Losses	$3,255	$3,055	$3,040	$2,994	$2,273	7	43	$3,255	$2,273	$2,273	43
Allowance for Loan Losses to Period-end Loans	4.75%	4.46%	4.60%	4.64%	3.77%			4.75%	3.77%	3.77%

(a)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest is reported in Loans on the Consolidated balance sheet for all periods subsequent to June 30, 2004.
(b)	For further information on this business metric, see the Form 8-K/A filed by JPMorgan Chase with the Securities and Exchange Commission on July 20, 2005.
(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (e)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(d)	2004	2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,683	$1,596	$1,576	$1,672	$1,632	5%	3%	$4,855	$2,774	$4,593	6%
Securitization Adjustments	(733)	(728)	(815)	(786)	(848)	(1)	14	(2,276)	(1,481)	(2,308)	1

Managed Credit Card Income	$950	$868	$761	$886	$784	9	21	$2,579	$1,293	$2,285	13

Other Income
Reported Data for the Period	$60	$42	$11	$30	$47	43	28	$113	$173	$229	(51)
Securitization Adjustments	—	—	—	1	(3)	NM	NM	—	(87)	(87)	NM

Managed Other Income	$60	$42	$11	$31	$44	43	36	$113	$86	$142	(20)

Net Interest Income
Reported Data for the Period	$1,370	$1,318	$1,275	$1,117	$1,138	4	20	$3,963	$2,006	$2,662	49
Securitization Adjustments	1,600	1,658	1,732	1,796	1,779	(3)	(10)	4,990	3,455	6,005	(17)

Managed Net Interest Income	$2,970	$2,976	$3,007	$2,913	$2,917	—	2	$8,953	$5,461	$8,667	3

Total Net Revenue (b)
Reported Data for the Period	$3,113	$2,956	$2,862	$2,819	$2,843	5	9	$8,931	$5,028	$7,561	18
Securitization Adjustments	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)

Managed Total Net Revenue	$3,980	$3,886	$3,779	$3,830	$3,771	2	6	$11,645	$6,915	$11,171	4

Provision for Credit Losses (c)
Reported Data for the Period	$966	$711	$719	$724	$734	36	32	$2,396	$1,229	$1,534	56
Securitization Adjustments	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)

Managed Provision for Credit Losses	$1,833	$1,641	$1,636	$1,735	$1,662	12	10	$5,110	$3,116	$5,144	(1)

BALANCE SHEETS — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$77,204	$74,515	$71,003	$69,485	$67,718	4	14	$74,263	$34,984	$65,871	13
Securitization Adjustments	67,021	66,226	67,509	68,528	69,035	1	(3)	66,917	45,227	69,033	(3)

Managed Average Assets	$144,225	$140,741	$138,512	$138,013	$136,753	2	5	$141,180	$80,211	$134,904	5

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)
Reported Net Charge-offs Data for the period	$766	$711	$673	$724	$670	8	14	$2,150	$1,199	$1,464	47
Securitization Adjustments	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)

Managed Net Charge-offs	$1,633	$1,641	$1,590	$1,735	$1,598	—	2	$4,864	$3,086	$5,074	(4)

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.
(c)	Third quarter 2005 includes a $100 million special provision related to Hurricane Katrina.
(d)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (e)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(d)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$146	$143	$142	$147	$162	2%	(10)%	$431	$294	$492	(12)%
Asset Management, Administration and Commissions	16	15	15	12	12	7	33	46	20	33	39
Other Income (a)	93	94	68	103	51	(1)	82	255	106	223	14

Noninterest Revenue	255	252	225	262	225	1	13	732	420	748	(2)
Net Interest Income	654	648	625	623	608	1	8	1,927	1,069	1,784	8

TOTAL NET REVENUE	909	900	850	885	833	1	9	2,659	1,489	2,532	5

Provision for Credit Losses (b)	(46)	142	(6)	21	14	NM	NM	90	20	(54)	NM

NONINTEREST EXPENSE
Compensation Expense	165	160	163	153	176	3	(6)	488	312	501	(3)
Noncompensation Expense	281	296	278	281	286	(5)	(2)	855	562	846	1
Amortization of Intangibles	15	17	17	17	18	(12)	(17)	49	18	54	(9)

TOTAL NONINTEREST EXPENSE	461	473	458	451	480	(3)	(4)	1,392	892	1,401	(1)

Operating Earnings Before Income Tax Expense	494	285	398	413	339	73	46	1,177	577	1,185	(1)
Income Tax Expense	193	111	155	159	124	74	56	459	223	447	3

OPERATING EARNINGS	$301	$174	$243	$254	$215	73	40	$718	$354	$738	(3)

MEMO:
Revenue by Product:
Lending	$265	$285	$269	$280	$314	(7)	(16)	$819	$484	$940	(13)
Treasury Services	582	558	542	528	499	4	17	1,682	939	1,460	15
Investment Banking	53	62	40	61	24	(15)	121	155	59	118	31
Other	9	(5)	(1)	16	(4)	NM	NM	3	7	14	(79)

Total Commercial Banking Revenue	$909	$900	$850	$885	$833	1	9	$2,659	$1,489	$2,532	5

Revenue by Business:
Middle Market	$592	$594	$572	$571	$551	—	7	$1,758	$928	$1,656	6
Corporate Banking	140	138	123	142	109	1	28	401	225	371	8
Real Estate	143	131	119	133	123	9	16	393	235	377	4
Other	34	37	36	39	50	(8)	(32)	107	101	128	(16)

Total Commercial Banking Revenue	$909	$900	$850	$885	$833	1	9	$2,659	$1,489	$2,532	5

FINANCIAL RATIOS
ROE	35%	21%	29%	30%	25%			28%	29%	29%
ROA	2.12	1.25	1.79	1.81	1.53			1.72	1.58	1.79
Overhead Ratio	51	53	54	51	58			52	60	55

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$56,265	$55,963	$55,080	$55,837	$55,957	1	1	$55,774	$29,921	$55,171	1
Loans and Leases	51,756	51,184	49,969	50,469	50,324	1	3	50,976	26,356	49,639	3
Liability Balances (c)	72,699	72,498	71,613	69,360	66,944	—	9	72,274	47,271	67,793	7
Equity	3,400	3,400	3,400	3,400	3,400	—	—	3,400	1,654	3,400	—

MEMO:
Loans by Business:
Middle Market	$31,362	$31,051	$30,216	$29,997	$29,307	1	7	$30,880	$13,265	$28,818	7
Corporate Banking	6,421	6,239	5,788	6,109	6,087	3	5	6,152	3,757	5,962	3
Real Estate	10,433	10,169	10,345	10,679	11,646	3	(10)	10,316	6,547	11,257	(8)
Other	3,540	3,725	3,620	3,684	3,284	(5)	8	3,628	2,787	3,602	1

Total Commercial Banking Loans	$51,756	$51,184	$49,969	$50,469	$50,324	1	3	$50,976	$26,356	$49,639	3

Headcount	4,478	4,474	4,495	4,555	4,595	—	(3)	4,478	4,595	4,595	(3)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$6	$(3)	$2	$45	$(13)	NM	NM	$5	$16	$17	(71)
Nonperforming Loans	369	434	433	527	579	(15)	(36)	369	579	579	(36)
Allowance for Loan Losses	1,423	1,431	1,312	1,322	1,350	(1)	5	1,423	1,350	1,350	5
Allowance for Lending-Related Commitments	161	196	170	169	164	(18)	(2)	161	164	164	(2)

Net Charge-off (Recovery) Rate	0.05%	(0.02)%	0.02%	0.35%	(0.10)%			0.01%	0.08%	0.05%
Allowance for Loan Losses to Average Loans	2.75	2.80	2.63	2.62	2.68			2.79	5.12	2.72
Allowance for Loan Losses to Nonperforming Loans	386	330	303	251	233			386	233	233
Nonperforming Loans to Average Loans	0.71	0.85	0.87	1.04	1.15			0.72	2.20	1.17

(a)	IB-related and commercial card revenues are included in Other Income.
(b)	Third quarter 2005 includes a $35 million special provision related to Hurricane Katrina.
(c)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.
(d)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios, headcount data and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (n)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(m)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$178	$197	$170	$200	$218	(10)%	(18)%	$545	$447	$706	(23)%
Asset Management, Administration and Commissions	733	736	692	630	600	—	22	2,161	1,815	1,846	17
Other Income	135	145	124	112	103	(7)	31	404	270	297	36

Noninterest Revenue	1,046	1,078	986	942	921	(3)	14	3,110	2,532	2,849	9
Net Interest Income	510	510	496	471	418	—	22	1,516	912	1,138	33

TOTAL NET REVENUE	1,556	1,588	1,482	1,413	1,339	(2)	16	4,626	3,444	3,987	16

Provision for Credit Losses	(1)	2	(3)	3	—	NM	NM	(2)	4	4	NM
Credit Reimbursement to IB (a)	(38)	(38)	(38)	(43)	(43)	—	12	(114)	(47)	(129)	12

NONINTEREST EXPENSE
Compensation Expense	533	522	504	471	472	2	13	1,559	1,158	1,408	11
Noncompensation Expense	546	642	532	643	654	(15)	(17)	1,720	1,748	1,931	(11)
Amortization of Intangibles	28	30	29	32	30	(7)	(7)	87	61	93	(6)

TOTAL NONINTEREST EXPENSE	1,107	1,194	1,065	1,146	1,156	(7)	(4)	3,366	2,967	3,432	(2)

Operating Earnings before Income Tax Expense	412	354	382	221	140	16	194	1,148	426	422	172
Income Tax Expense	149	125	137	76	44	19	239	411	131	130	216

OPERATING EARNINGS	$263	$229	$245	$145	$96	15	174	$737	$295	$292	152

REVENUE BY BUSINESS
Treasury Services	$648	$682	$618	$642	$629	(5)	3	$1,948	$1,352	$1,779	9
Investor Services	536	544	508	454	404	(1)	33	1,588	1,255	1,287	23
Institutional Trust Services	372	362	356	317	306	3	22	1,090	837	921	18

TOTAL NET REVENUE	$1,556	$1,588	$1,482	$1,413	$1,339	(2)	16	$4,626	$3,444	$3,987	16

FINANCIAL RATIOS
ROE	55%	48%	52%	30%	20%			52%	14%	21%
Overhead Ratio	71	75	72	81	86			73	86	86
Pre-tax Margin Ratio (b)	26	22	26	16	10			25	12	11

BUSINESS METRICS
Assets under Custody (in billions) (c)	$10,991	$10,190	$10,154	$9,300	$8,427	8	30	$10,991	$8,427	$8,427	30
Corporate Trust Securities under Administration (in billions) (d)	6,706	6,704	6,745	6,676	6,569	—	2	6,706	6,569	6,569	2

Number of:
US$ ACH transactions originated (in millions)	753	727	699	693	651	4	16	2,179	1,301	1,816	20
Total US$ Clearing Volume (in thousands)	24,906	24,200	21,705	22,590	21,781	3	14	70,811	58,572	64,771	9
International Electronic Funds Transfer Volume (in thousands) (e)(f)	22,723	20,014	17,159	15,743	11,794	14	93	59,896	29,911	30,897	94
Wholesale Check Volume (in millions) (f)	952	1,023	978	NA	NA	(7)	NM	2,953	NA	NA	NM
Wholesale Cards Issued (in thousands) (g)	12,810	12,075	11,834	11,787	11,260	6	14	12,810	11,260	11,260	14

SELECTED BALANCE SHEETS (Average)
Total Assets	$26,798	$26,437	$27,033	$28,538	$24,831	1	8	$26,755	$21,715	$25,570	5
Loans	10,328	9,956	10,091	9,988	8,457	4	22	10,126	7,131	8,086	25
Liability Balances (h)	166,836	164,036	154,673	147,789	136,606	2	22	161,893	118,299	130,681	24
Equity	1,900	1,900	1,900	1,900	1,900	—	—	1,900	2,761	1,900	—

Headcount (i)	24,176	24,118	23,073	22,612	22,246	—	9	24,176	22,246	22,246	9

FIRMWIDE DISCLOSURES
Treasury Services Firmwide Revenue (j)	$1,306	$1,314	$1,237	$1,238	$1,205	(1)	8	$3,857	$2,427	$3,500	10
Treasury & Securities Services Firmwide Revenue (j)	2,214	2,220	2,101	2,009	1,915	—	16	6,535	4,519	5,708	14

Treasury Services Firmwide Overhead Ratio (k)	56%	54%	56%	61%	59%			55%	63%	63%
Treasury & Securities Services Firmwide Overhead Ratio (k)	62	66	63	69	72			63	76	72

Treasury Services Firmwide Liability Balances (l)	$140,079	$138,058	$133,770	$130,505	$125,813	1	11	$137,325	$93,478	$126,187	9
Treasury & Securities Services Firmwide Liability Balances (l)	239,535	236,534	226,286	217,149	203,550	1	18	234,167	165,571	198,474	18

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

FOOTNOTES

(a)	Treasury & Securities Services (“TSS”) is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)
Pre-tax margin represents Operating Earnings before Income Taxes divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all operating costs are taken into consideration.

(c)
Beginning March 31, 2005, assets under custody (AUC) include an estimated $400 billion of Institutional Trust Services (“ITS”) AUC that have not been included previously. At September 30, 2005, an additional estimate of $130 billion of ITS related AUC were included in the amount. Approximately 6% of total assets under custody were trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	International Electronic Funds Transfer includes Non US$ ACH and Clearing volume.

(f)	Prior periods have been restated to conform to current period presentation.

(g)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(h)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

(i)	Second quarter 2005 headcount has been restated to reflect the inclusion of international staff of Vastera.

FIRMWIDE DISCLOSURES

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(j)
Firmwide revenues includes TS revenue recorded in the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which include FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $96 million for the quarter ended September 30, 2005 and $282 million for the nine months ended September 30, 2005.

(k)
Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(l)
Firmwide liability balances include TS’ liability balances recorded in certain lines of business. Liability balances associated with TS customers who are also customers of the Commercial Banking line of business are not included in TS liability balances.

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (n)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(m)	2004	2004
Treasury Services Revenue Reported in Commercial Banking	$582	$558	$542	$528	$499	4%	17%	$1,682	$939	$1,460	15%
Treasury Services Revenue Reported in Other Lines of Business	76	74	77	68	77	3	(1)	227	136	261	(13)

(m)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(n)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (g)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(f)	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$7	$6	$9	$10	$10	17%	(30)%	$22	$18	$29	(24)%
Asset Management, Administration and Commissions	1,065	994	975	952	859	7	24	3,034	2,188	2,656	14
Other Income	110	69	95	60	55	59	100	274	155	156	76

Noninterest Revenue	1,182	1,069	1,079	1,022	924	11	28	3,330	2,361	2,841	17
Net Interest Income	267	274	282	288	269	(3)	(1)	823	508	750	10

TOTAL NET REVENUE	1,449	1,343	1,361	1,310	1,193	8	21	4,153	2,869	3,591	16

Provision for Credit Losses (a)	(19)	(20)	(7)	(21)	1	5	NM	(46)	7	5	NM

NONINTEREST EXPENSE
Compensation Expense	554	509	538	459	452	9	23	1,601	1,120	1,328	21
Noncompensation Expense	397	383	371	436	409	4	(3)	1,151	1,066	1,226	(6)
Amortization of Intangibles	25	25	25	24	23	—	9	75	28	69	9

TOTAL NONINTEREST EXPENSE	976	917	934	919	884	6	10	2,827	2,214	2,623	8

Operating Earnings before Income Tax Expense	492	446	434	412	308	10	60	1,372	648	963	42
Income Tax Expense	177	163	158	149	111	9	59	498	230	347	44

OPERATING EARNINGS	$315	$283	$276	$263	$197	11	60	$874	$418	$616	42

FINANCIAL RATIOS
ROE	52%	47%	47%	44%	33%			49%	13%	34%
Overhead Ratio	67	68	69	70	74			68	77	73
Pre-tax Margin Ratio (b)	34	33	32	31	26			33	23	27

BUSINESS METRICS
Number of:
Client Advisors	1,417	1,409	1,390	1,333	1,334	1	6	1,417	1,334	1,334	6
Brown Co Average Daily Trades	28,357	26,267	29,753	30,521	23,969	8	18	28,126	29,714	29,714	(5)
Retirement Planning Services Participants	1,293,000	1,210,000	1,181,000	918,000	874,000	7	48	1,293,000	874,000	874,000	48
Star Rankings: (c)
% of Customer Assets in Funds Ranked 4 or Better	44%	50%	48%	48%	56%	(12)	(21)	44%	56%	56%	(21)
% of Customer Assets in Funds Ranked 3 or Better	77%	80%	79%	81%	80%	(4)	(4)	77%	80%	80%	(4)
Funds Quartile Ranking (1YR) : (d)
% of AUM in 1st and 2nd Quartiles	62%	75%	71%	66%	63%	(17)	(2)	62%	63%	63%	(2)

REVENUE BY CLIENT SEGMENT
Private Bank	$421	$409	$422	$427	$383	3	10	$1,252	$1,127	$1,165	7
Retail	415	363	346	358	292	14	42	1,124	826	915	23
Institutional	358	313	322	265	267	14	34	993	626	765	30
Private Client Services	255	258	271	260	251	(1)	2	784	290	746	5

Total Net Revenue	$1,449	$1,343	$1,361	$1,310	$1,193	8	21	$4,153	$2,869	$3,591	16

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$42,427	$42,001	$39,716	$40,689	$39,882	1	6	$41,391	$36,765	$40,091	3
Loans	26,850	26,572	26,357	25,966	25,408	1	6	26,595	20,061	24,829	7
Deposits (e)	41,453	40,774	42,043	43,415	38,940	2	6	41,421	28,743	37,020	12
Equity	2,400	2,400	2,400	2,400	2,400	—	—	2,400	4,406	2,400	—

Headcount	12,531	12,455	12,378	12,287	12,368	1	1	12,531	12,368	12,368	1

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$23	$(2)	$(6)	$5	$6	NM	283	$15	$67	$65	(77)
Nonperforming Loans	118	100	78	79	125	18	(6)	118	125	125	(6)
Allowance for Loan Losses	148	195	214	216	241	(24)	(39)	148	241	241	(39)
Allowance for Lending Related Commitments	6	3	5	5	5	100	20	6	5	5	20

Net Charge-off (Recovery) Rate	0.34%	(0.03)%	(0.09)%	0.08%	0.09%			0.08%	0.45%	0.35%
Allowance for Loan Losses to Average Loans	0.55	0.73	0.81	0.83	0.95			0.56	1.20	0.97
Allowance for Loan Losses to Nonperforming Loans	125	195	274	273	193			125	193	193
Nonperforming Loans to Average Loans	0.44	0.38	0.30	0.30	0.49			0.44	0.62	0.50

(a)	Third quarter 2005 includes a $3 million special provision related to Hurricane Katrina.
(b)
Pre-tax margin represents Operating Earnings before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.

(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Quartile ranking sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxembourg and Hong Kong; and Nomura for Japan.
(e)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(f)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

						Sep 30, 2005
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2005	2005	2005	2004	2004	2005	2004
Asset Class
Liquidity	$239	$223	$228	$232	$210	7%	14%
Fixed Income	166	171	171	171	174	(3)	(5)
Equities & Balanced	351	323	326	326	298	9	18
Alternatives	72	66	65	62	53	9	36

Assets under Management	828	783	790	791	735	6	13
Custody / Brokerage / Administration / Deposits	325	310	302	315	268	5	21

Total Assets under Supervision	$1,153	$1,093	$1,092	$1,106	$1,003	5	15

Client Segment
Institutional
Assets under Management	$479	$455	$462	$466	$426	5	12
Custody / Brokerage / Administration / Deposits	4	3	5	21	4	33	—

Assets under Supervision	483	458	467	487	430	5	12
Private Bank
Assets under Management	142	135	138	139	136	5	4
Custody / Brokerage / Administration / Deposits	167	165	161	165	143	1	17

Assets under Supervision	309	300	299	304	279	3	11
Retail
Assets under Management	155	141	138	133	122	10	27
Custody / Brokerage / Administration / Deposits	106	97	94	88	81	9	31

Assets under Supervision	261	238	232	221	203	10	29
Private Client Services
Assets under Management	52	52	52	53	51	—	2
Custody / Brokerage / Administration / Deposits	48	45	42	41	40	7	20

Assets under Supervision	100	97	94	94	91	3	10

Total Assets under Supervision	$1,153	$1,093	$1,092	$1,106	$1,003	5	15

Geographic Region
Americas
Assets under Management	$557	$535	$558	$562	$531	4	5
Custody / Brokerage / Administration / Deposits	287	270	263	281	238	6	21

Assets under Supervision	844	805	821	843	769	5	10
International
Assets under Management	271	248	232	229	204	9	33
Custody / Brokerage / Administration / Deposits	38	40	39	34	30	(5)	27

Assets under Supervision	309	288	271	263	234	7	32

Total Assets under Supervision	$1,153	$1,093	$1,092	$1,106	$1,003	5	15

Memo:
Mutual Funds Assets:
Liquidity	$188	$174	$175	$183	$163	8	15
Fixed Income	39	41	45	41	48	(5)	(19)
Equities, Balanced & Alternatives	137	114	106	104	97	20	41

Total Mutual Funds Assets	$364	$329	$326	$328	$308	11	18

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

	Quarterly Trends					Year-to-date

								Pro Forma
								Combined (d)
	3Q05	2Q05	1Q05	4Q04	3Q04	2005	2004(c)	2004
Assets Under Management Rollforward
Beginning Balance	$783	$790	$791	$735	$575	$791	$561	$744
Liquidity Net Asset Flows	19	(5)	(6)	16	(9)	8	(13)	(20)
Fixed Income Net Asset Flows	(4)	(2)	4	(2)	(5)	(2)	(6)	(4)
Equities, Balanced & Alternatives Net Asset Flows	4	8	1	6	(2)	13	8	8
Acquisitions (a)	—	—	—	7	176	—	176	—
Market / Performance / Other Impacts (b)	26	(8)	—	29	—	18	9	7

Ending Balance	$828	$783	$790	$791	$735	$828	$735	$735

Custody / Brokerage / Administration / Deposits Rollforward
Beginning Balance	$310	$302	$315	$268	$221	$315	$203	$237
Custody / Brokerage / Administration / Deposits Net Asset Flows	9	(1)	7	12	12	15	21	22
Acquisitions (a)	—	—	—	—	38	—	38	—
Market / Performance / Other Impacts (b)	6	9	(20)	35	(3)	(5)	6	9

Ending Balance	$325	$310	$302	$315	$268	$325	$268	$268

Assets Under Supervision Rollforward
Beginning Balance	$1,093	$1,092	$1,106	$1,003	$796	$1,106	$764	$981
Net Asset Flows	28	—	6	32	(4)	34	10	6
Acquisitions (a)	—	—	—	7	214	—	214	—
Market / Performance / Other Impacts (b)	32	1	(20)	64	(3)	13	15	16

Ending Balance	$1,153	$1,093	$1,092	$1,106	$1,003	$1,153	$1,003	$1,003

(a)	Reflects the Merger with Bank One ($214 billion) in the third quarter of 2004 and the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion).

(b)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12 billion).

(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.

(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (g)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(f)	2004	2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$274	$310	$(130)	$584	$347	(12)%	(21)%	$454	$1,202	$1,251	(64)%
Other Income	(20)	87	48	38	131	NM	NM	115	277	356	(68)

Noninterest Revenue	254	397	(82)	622	478	(36)	(47)	569	1,479	1,607	(65)
Net Interest Income	(645)	(763)	(677)	(657)	(536)	15	(20)	(2,085)	(559)	(1,113)	(87)

TOTAL NET REVENUE	(391)	(366)	(759)	(35)	(58)	(7)	NM	(1,516)	920	494	NM

Provision for Credit Losses (a)	13	1	(4)	—	(1)	NM	NM	10	(110)	(112)	NM

Noninterest Expense
Compensation Expense	740	772	774	662	786	(4)	(6)	2,286	1,764	2,336	(2)
Noncompensation Expense	987	1,042	996	1,215	1,146	(5)	(14)	3,025	2,873	3,545	(15)

Subtotal	1,727	1,814	1,770	1,877	1,932	(5)	(11)	5,311	4,637	5,881	(10)
Net Expenses Allocated to Other Businesses	(1,345)	(1,337)	(1,335)	(1,417)	(1,426)	(1)	6	(4,017)	(3,796)	(4,341)	7

TOTAL NONINTEREST EXPENSE	382	477	435	460	506	(20)	(25)	1,294	841	1,540	(16)

Operating Earnings before Income Tax Expense	(786)	(844)	(1,190)	(495)	(563)	7	(40)	(2,820)	189	(934)	(202)
Income Tax Expense (Benefit)	(311)	(358)	(503)	(199)	(344)	13	10	(1,172)	(168)	(597)	(96)

OPERATING EARNINGS	$(475)	$(486)	$(687)	$(296)	$(219)	2	(117)	$(1,648)	$357	$(337)	(389)

SELECTED AVERAGE BALANCE SHEETS
Short-term Investments (b)	$15,538	$16,779	$13,164	$19,252	$26,432	(7)	(41)	$15,169	$13,025	$15,699	(3)
Investment Portfolio (c)	47,311	50,751	74,795	72,583	74,708	(7)	(37)	57,518	63,769	89,908	(36)
Goodwill (d)	43,535	43,524	43,306	42,980	42,958	—	1	43,456	14,652	42,977	1
Total Assets	149,589	159,160	178,089	197,794	204,884	(6)	(27)	162,175	150,293	217,934	(26)

Headcount	28,406	28,114	26,983	24,806	24,482	1	16	28,406	24,482	24,482	16

TREASURY
Securities Gains (Losses) (e)	$(43)	$6	$(918)	$77	$109	NM	NM	$(955)	$270	$281	NM

Investment Portfolio (Average)	$39,351	$43,652	$65,646	$63,362	$65,508	(10)	(40)	$49,453	$55,901	$80,019	(38)

Investment Portfolio (Ending)	$42,754	$34,319	$46,943	$64,949	$61,331	25	(30)	$42,754	$61,331	$61,331	(30)

(a)	Third quarter 2005 includes a $12 million special provision related to Hurricane Katrina.
(b)	Represents Federal funds sold, Securities borrowed, Trading assets — debt and equity instruments and Trading assets — derivative receivables.
(c)	Represents investment securities and private equity investments.
(d)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(e)
Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with MSRs.

(f)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (b)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(a)	2004	2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$430	$555	$633	$442	$277	(23)%	55%	$1,618	$981	$1,028	57%
Write-ups / (Write-downs)	(71)	(133)	206	(111)	(31)	47	(129)	2	(81)	(154)	NM
Mark-to-Market Gains (Losses)	(64)	(153)	(89)	167	(27)	58	(137)	(306)	(3)	25	NM

Total Direct Investments	295	269	750	498	219	10	35	1,314	897	899	46
Third-Party Fund Investments	18	31	39	8	16	(42)	13	88	26	61	44

Total Private Equity Gains	313	300	789	506	235	4	33	1,402	923	960	46
Other Income	10	11	5	16	14	(9)	(29)	26	37	33	(21)
Net Interest Income	(51)	(56)	(50)	(70)	(89)	9	43	(157)	(201)	(300)	48

Total Net Revenue	272	255	744	452	160	7	70	1,271	759	693	83
Total Noninterest Expense	53	66	62	79	73	(20)	(27)	181	209	230	(21)

Operating Earnings before Income Tax Expense	219	189	682	373	87	16	152	1,090	550	463	135
Income Tax Expense	78	67	245	134	27	16	189	390	187	156	150

OPERATING EARNINGS	$141	$122	$437	$239	$60	16	135	$700	$363	$307	128

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$563	$761	$1,149	$1,170	$958	(26)	(41)
Cost	451	580	808	744	675	(22)	(33)
Quoted Public Value	795	1,082	1,713	1,758	1,415	(27)	(44)
Privately-Held Direct Securities
Carrying Value	4,793	5,037	5,490	5,686	6,011	(5)	(20)
Cost	6,187	6,362	6,689	7,178	7,551	(3)	(18)
Third-Party Fund Investments
Carrying Value	561	552	550	641	1,138	2	(51)
Cost	920	921	934	1,042	1,761	—	(48)

Total Private Equity Portfolio — Carrying Value	$5,917	$6,350	$7,189	$7,497	$8,107	(7)	(27)

Total Private Equity Portfolio — Cost	$7,558	$7,863	$8,431	$8,964	$9,987	(4)	(24)

(a)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Sep 30, 2005
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2005	2005	2005	2004	2004	2005	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$113,048	$110,096	$101,261	$99,868	$99,451	3%	14%
Loans — Non-U.S.	38,543	39,492	36,140	35,199	32,893	(2)	17

TOTAL WHOLESALE LOANS — REPORTED	151,591	149,588	137,401	135,067	132,344	1	15
CONSUMER (b)
Home Finance
Home Equity and Other	74,309	72,346	68,779	67,837	67,368	3	10
Mortgage	60,076	58,594	55,588	56,816	56,035	3	7

Total Home Finance	134,385	130,940	124,367	124,653	123,403	3	9
Auto & Education Finance	51,309	52,309	59,837	62,712	62,587	(2)	(18)
Consumer & Small Business and Other	14,740	14,678	15,011	15,107	15,126	—	(3)
Credit Card Receivables — Reported	68,479	68,510	66,053	64,575	60,241	—	14

TOTAL CONSUMER LOANS — REPORTED	268,913	266,437	265,268	267,047	261,357	1	3
TOTAL LOANS — REPORTED	420,504	416,025	402,669	402,114	393,701	1	7
Credit Card Securitizations	69,095	68,808	67,328	70,795	71,256	—	(3)

TOTAL LOANS — MANAGED	489,599	484,833	469,997	472,909	464,957	1	5
Derivative Receivables	54,389	55,015	60,388	65,982	57,795	(1)	(6)
Interests in Purchased Receivables (c)	28,766	27,887	28,484	31,722	30,479	3	(6)

TOTAL CREDIT-RELATED ASSETS	572,754	567,735	558,869	570,613	553,231	1	4
Wholesale Lending-Related Commitments	316,984	314,034	316,282	309,399	315,946	1	—

TOTAL	$889,738	$881,769	$875,151	$880,012	$869,177	1	2

Memo: Total by Category
Total Wholesale Exposure (d)	$551,730	$546,524	$542,555	$542,170	$536,564	1	3
Total Consumer Managed Loans (e)	338,008	335,245	332,596	337,842	332,613	1	2

Total	$889,738	$881,769	$875,151	$880,012	$869,177	1	2

Risk Profile of Wholesale Credit Exposure:
Investment-Grade	$433,986	$427,966	$433,928	$441,930	$429,198	1	1
Noninvestment-Grade:
Noncriticized	110,477	112,140	101,859	91,605	97,126	(1)	14
Criticized Performing (f)	5,466	4,536	4,859	6,263	8,113	21	(33)
Criticized Nonperforming (f)	1,443	1,504	1,590	2,021	1,772	(4)	(19)

Total Noninvestment-Grade	$117,386	$118,180	$108,308	$99,889	$107,011	(1)	10

Purchased Held-for-Sale Wholesale Loans (g)	$358	$378	$319	$351	$355	(5)	1

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.

(b)	Includes Retail Financial Services and Card Services.

(c)	These represent undivided interests in pools of receivables and similar types of assets.

(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables and Wholesale Lending-Related Commitments.

(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.

(f)
For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.

(g)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Sep 30, 2005
						Change
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Sep 30
	2005	2005	2005	2004	2004	2005	2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$914	$959	$1,005	$1,228	$1,405	(5)%	(35)%
Loans — Non-U.S.	278	292	324	346	378	(5)	(26)

TOTAL WHOLESALE LOANS-REPORTED (a)	1,192	1,251	1,329	1,574	1,783	(5)	(33)
CONSUMER LOANS
Home Finance	710	662	691	673	789	7	(10)
Auto & Education Finance	204	190	171	193	211	7	(3)
Consumer & Small Business and Other	289	280	288	295	308	3	(6)
Credit Card Receivables — Reported	9	9	8	8	9	—	—

TOTAL CONSUMER LOANS-REPORTED	1,212	1,141	1,158	1,169	1,317	6	(8)
TOTAL LOANS REPORTED (a)	2,404	2,392	2,487	2,743	3,100	1	(22)
Derivative Receivables	231	234	241	241	238	(1)	(3)
Assets Acquired in Loan Satisfactions	204	206	221	247	299	(1)	(32)

TOTAL NONPERFORMING ASSETS (a)	$2,839	$2,832	$2,949	$3,231	$3,637	—	(22)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$358	$378	$319	$351	$355	(5)	1

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.57%	0.57%	0.62%	0.68%	0.79%
NONPERFORMING ASSETS BY LOB
Investment Bank	$934	$946	$1,056	$1,196	$1,321	(1)	(29)
Retail Financial Services	1,387	1,319	1,351	1,385	1,557	5	(11)
Card Services	9	9	8	8	9	—	—
Commercial Banking	388	452	452	547	606	(14)	(36)
Treasury & Securities Services	3	6	4	14	4	(50)	(25)
Asset and Wealth Management	118	100	78	81	140	18	(16)

TOTAL	$2,839	$2,832	$2,949	$3,231	$3,637	—	(22)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.

(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (d)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
GROSS CHARGE-OFFS

Wholesale Loans	$40	$31	$61	$123	$80	29%	(50)%	$132	$420	$496	(73)%
Consumer (Excluding Card)	193	167	219	658	269	16	(28)	579	485	827	(30)
Credit Card Receivables — Reported	881	811	753	784	760	9	16	2,445	1,335	1,631	50

Total Loans — Reported	1,114	1,009	1,033	1,565	1,109	10	—	3,156	2,240	2,954	7
Credit Card Securitizations	999	1,060	1,034	1,126	1,039	(6)	(4)	3,093	2,106	4,025	(23)

Total Loans — Managed	2,113	2,069	2,067	2,691	2,148	2	(2)	6,249	4,346	6,979	(10)

RECOVERIES

Wholesale Loans	80	83	70	55	104	(4)	(23)	233	302	401	(42)
Consumer (Excluding Card)	49	53	67	52	50	(8)	(2)	169	101	196	(14)
Credit Card Receivables — Reported	115	100	80	60	90	15	28	295	136	167	77

Total Loans — Reported	244	236	217	167	244	3	—	697	539	764	(9)
Credit Card Securitizations	132	130	117	115	111	2	19	379	219	415	(9)

Total Loans — Managed	376	366	334	282	355	3	6	1,076	758	1,179	(9)

NET CHARGE-OFFS

Wholesale Loans	(40)	(52)	(9)	68	(24)	23	(67)	(101)	118	95	NM
Consumer (Excluding Card)	144	114	152	606	219	26	(34)	410	384	631	(35)
Credit Card Receivables — Reported	766	711	673	724	670	8	14	2,150	1,199	1,464	47

Total Loans — Reported	870	773	816	1,398	865	13	1	2,459	1,701	2,190	12
Credit Card Securitizations	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)

Total Loans — Managed	$1,737	$1,703	$1,733	$2,409	$1,793	2	(3)	$5,173	$3,588	$5,800	(11)

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	(0.12)%	(0.17)%	(0.03)%	0.21%	(0.08)%			(0.11)%	0.17%	0.10%
Consumer (Excluding Card) (b)	0.31	0.25	0.34	1.28	0.47			0.30	0.38	0.48
Credit Card Receivables — Reported	4.41	4.25	4.25	4.70	4.49			4.31	5.12	4.94
Total Loans — Reported (a) (b)	0.90	0.83	0.88	1.47	0.93			0.87	0.89	0.85
Credit Card Securitizations	4.99	5.48	5.36	5.70	5.20			5.27	5.41	5.47
Total Loans — Managed (a) (b)	1.53	1.55	1.58	2.13	1.62			1.55	1.58	1.80

Memo: Credit Card — Managed	4.70	4.87	4.83	5.24	4.88			4.80	5.29	5.30

(a)
Total Loans include loans held-for-sale, which are excluded from Total Loans for the allowance coverage ratio and net charge-off rate. Average third quarter 2005 loans held-for-sale were $17,357 million. Prior end-of-period loans held-for-sale were $17,871 million, $8,154 million, $7,684 million and $7,281 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

(b)
Average consumer loans (excluding Card) held-for-sale were $15,707 million, $14,620 million, $15,861 million, $13,534 million and $14,479 million for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004, and September 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,395 million and $15,140 million for 2005 and 2004, respectively. Pro forma year-to-date 2004 average loans held-for-sale was $18,473 million. These amounts are not included in the net charge-off rates.

(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

	QUARTERLY TRENDS								YEAR-TO-DATE

											Pro Forma Combined (g)
							3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04		2Q05	3Q04	2005	2004(f)	2004	2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$6,794	$6,935	$7,320	$7,493	$3,967		(2)%	71%	$7,320	$4,523	$7,995	(8)%
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	—	3,123		NM	NM	—	3,123	—	NM
Net Charge-Offs	(870)	(773)	(816)	(1,398)	(865)		(13)	(1)	(2,459)	(1,701)	(2,190)	(12)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	1,289	636	431	681	835		103	54	2,356	1,117	1,282	84
Accounting Policy Conformity	—	—	—	525	560		NM	NM	—	560	560	NM

Total Provision for Loan Losses	1,289	636	431	1,206	1,395		103	(8)	2,356	1,677	1,842	28
Other	7	(4)	—	19	(127	)(a)	NM	NM	3	(129)	(154)	NM

Ending Balance	$7,220	$6,794	$6,935	$7,320	$7,493		6	(4)	$7,220	$7,493	$7,493	(4)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$439	$488	$492	$541	$260		(10)	69	$492	$324	$814	(40)
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	—	—	508		NM	NM	—	508	—	NM
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	(44)	(49)	(4)	(49)	1		10	NM	(97)	(63)	(45)	(116)
Accounting Policy Conformity	—	—	—	—	(227)		NM	NM	—	(227)	(227)	NM

Total Provision for Lending-Related Commitments	(44)	(49)	(4)	(49)	(226)		10	81	(97)	(290)	(272)	64
Other	—	—	—	—	(1)		NM	NM	—	(1)	(1)	NM

Ending Balance	$395	$439	$488	$492	$541		(10)	(27)	$395	$541	$541	(27)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$341	$314	$385	$469	$498		9	(32)
Formula — Based (b)
Statistical Calculation	1,590	1,604	1,448	1,639	1,832		(1)	(13)
Adjustments to the Statistical Calculation	659	686	894	990	1,126		(4)	(41)

Total Wholesale	2,590	2,604	2,727	3,098	3,456		(1)	(25)

Consumer
Formula — Based
Statistical Calculation	3,432	3,064	3,113	3,169	3,159		12	9
Adjustments to the Statistical Calculation	1,198	1,126	1,095	1,053	878		6	36

Total Consumer	4,630	4,190	4,208	4,222	4,037		11	15

Total Allowance for Loan Losses	7,220	6,794	6,935	7,320	7,493		6	(4)
Allowance for Lending-Related Commitments	395	439	488	492	541		(10)	(27)

Total Allowance for Credit Losses	$7,615	$7,233	$7,423	$7,812	$8,034		5	(5)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (c)	1.94%	1.98%	2.11%	2.43%	2.76%
Consumer Allowance for Loan Losses to Total Consumer Loans (d)	1.84	1.65	1.69	1.70	1.62
Allowance for Loan Losses to Total Loans (c) (d)	1.88	1.76	1.83	1.94	2.01
Allowance for Loan Losses to Total Nonperforming Loans (e)	302	287	283	268	248

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,002	$971	$1,191	$1,547	$1,841		3	(46)
Retail Financial Services	1,375	1,135	1,168	1,228	1,764		21	(22)
Card Services	3,255	3,055	3,040	2,994	2,273		7	43
Commercial Banking	1,423	1,431	1,312	1,322	1,350		(1)	5
Treasury & Securities Services	6	7	5	9	9		(14)	(33)
Asset and Wealth Management	148	195	214	216	241		(24)	(39)
Corporate	11	—	5	4	15		NM	(27)

Total	$7,220	$6,794	$6,935	$7,320	$7,493		6	(4)

(a)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(b)
During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(c)
Loans held-for-sale were $17,945 million, $17,871 million, $8,154 million, $7,684 million and $7,281 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Loans held-for-sale were $17,695 million, $13,112 million, $16,532 million, $18,022 million and $12,816 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Nonperforming loans held-for-sale were $11 million, $28 million, $33 million, $15 million and $78 million at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(g)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

	QUARTERLY TRENDS							YEAR-TO-DATE

										Pro Forma Combined (e)
						3Q05 Change					2005 Change
	3Q05	2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(d)	2004	2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(32)	$(271)	$(356)	$(120)	$(148)	88%	78%	$(659)	$(405)	$(728)	9%
Commercial Banking	(11)	116	(8)	17	10	NM	NM	97	18	(46)	NM
Treasury & Securities Services	(1)	2	(5)	3	—	NM	NM	(4)	4	4	NM
Asset & Wealth Management	(22)	(18)	(7)	(21)	1	(22)	NM	(47)	9	5	NM
Corporate	13	1	(4)	—	(1)	NM	NM	10	(110)	(111)	NM

Total Wholesale	(53)	(170)	(380)	(121)	(138)	69	62	(603)	(484)	(876)	31
Retail Financial Services	376	95	92	78	239	296	57	563	372	624	(10)
Card Services	966	711	719	724	734	36	32	2,396	1,229	1,534	56

Total Consumer	1,342	806	811	802	973	67	38	2,959	1,601	2,158	37
Accounting Policy Conformity (a)	—	—	—	525	560	NM	NM	—	560	560	NM

Total Provision for Loan Losses	1,289	636	431	1,206	1,395	103	(8)	2,356	1,677	1,842	28

LENDING-RELATED COMMITMENTS
Investment Bank	$(14)	$(72)	$(10)	$(53)	$(3)	81	(367)	$(96)	$(62)	$(41)	(134)
Commercial Banking	(35)	26	2	4	4	NM	NM	(7)	2	(8)	13
Treasury & Securities Services	—	—	2	—	—	NM	NM	2	—	—	NM
Asset & Wealth Management	3	(2)	—	—	—	NM	NM	1	(2)	—	NM
Corporate	—	—	—	—	—	NM	NM	—	—	(1)	NM

Total Wholesale	(46)	(48)	(6)	(49)	1	4	NM	(100)	(62)	(50)	(100)
Retail Financial Services	2	(1)	2	—	—	NM	NM	3	(1)	5	(40)
Card Services	—	—	—	—	—	NM	NM	—	—	—	NM

Total Consumer	2	(1)	2	—	—	NM	NM	3	(1)	5	(40)
Accounting Policy Conformity (b)	—	—	—	—	(227)	NM	NM	—	(227)	(227)	NM

Total Provision for Lending-Related Commitments	(44)	(49)	(4)	(49)	(226)	10	81	(97)	(290)	(272)	64

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(46)	$(343)	$(366)	$(173)	$(151)	87	70	$(755)	$(467)	$(769)	2
Commercial Banking (c)	(46)	142	(6)	21	14	NM	NM	90	20	(54)	NM
Treasury & Securities Services	(1)	2	(3)	3	—	NM	NM	(2)	4	4	NM
Asset & Wealth Management (c)	(19)	(20)	(7)	(21)	1	5	NM	(46)	7	5	NM
Corporate (c)	13	1	(4)	—	(1)	NM	NM	10	(110)	(112)	NM

Total Wholesale	(99)	(218)	(386)	(170)	(137)	55	28	(703)	(546)	(926)	24
Retail Financial Services (c)	378	94	94	78	239	302	58	566	371	629	(10)
Card Services (c)	966	711	719	724	734	36	32	2,396	1,229	1,534	56

Total Consumer	1,344	805	813	802	973	67	38	2,962	1,600	2,163	37
Accounting Policy Conformity	—	—	—	525	333	NM	NM	—	333	333	NM

Total Provision for Credit Losses	1,245	587	427	1,157	1,169	112	7	2,259	1,387	1,570	44

Securitized Credit Losses	867	930	917	1,011	928	(7)	(7)	2,714	1,887	3,610	(25)
Accounting Policy Conformity	—	—	—	(525)	(333)	NM	NM	—	(333)	(333)	NM

Managed Provision for Credit Losses	$2,112	$1,517	$1,344	$1,643	$1,764	39	20	$4,973	$2,941	$4,847	3

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $161 million to conform methodologies in the fourth and third quarters of 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.
(c)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(d)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(e)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

	QUARTERLY TRENDS								YEAR-TO-DATE

											Pro Forma Combined (d)
							3Q05 Change					2005 Change
	3Q05		2Q05	1Q05	4Q04	3Q04	2Q05	3Q04	2005	2004(c)	2004	2004
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,485.0		3,493.0	3,517.5	3,514.7	3,513.5	—%	(1)%	3,498.4	2,533.1	3,508.9	—%
Weighted-Average Diluted Shares Outstanding	3,547.7		3,548.3	3,569.8	3,602.0	3,592.0	—	(1)	3,555.1	2,598.5	3,590.0	(1)
Common Shares Outstanding — at Period End	3,503.4		3,514.0	3,525.3	3,556.2	3,564.1	—	(2)	3,503.4	3,564.1	3,564.1	(2)

Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—	—	$1.02	$1.02	1.02	—
Book Value per Share	30.26		29.95	29.78	29.61	29.42	1	3	30.26	29.42	29.42	3
Dividend Payout	48%		122%	54%	74%	87%			63%	96%	76%

SHARE PRICE
High	$35.95		$36.50	$39.69	$40.45	$40.25	(2)	(11)	$39.69	$43.84	$43.84	(9)%
Low	33.31		33.35	34.32	36.32	35.50	—	(6)	33.31	34.62	34.62	(4)
Close	33.93		35.32	34.60	39.01	39.73	(4)	(15)	33.93	39.73	39.73	(15)

STOCK REPURCHASE PROGRAM (a)
Aggregate Repurchases	$500.0		$593.7	$1,315.6	$599.8	$137.9			$2,409.3	$137.9	$137.9
Common Shares Repurchased	14.4		16.8	36.0	15.8	3.5			67.2	3.5	3.5
Average Purchase Price	$34.61		$35.32	$36.57	$38.01	$39.42			$35.50	$39.42	$39.42

CAPITAL RATIOS
Tier 1 Capital	$70,745	(b)	$69,782	$69,435	$68,621	$69,309	1	2
Total Capital	98,254	(b)	96,089	96,378	96,807	96,666	2	2
Risk-Weighted Assets	865,742	(b)	850,241	811,822	791,373	803,464	2	8
Adjusted Average Assets	1,143,449	(b)	1,123,609	1,110,058	1,102,456	1,065,244	2	7
Tier 1 Capital Ratio	8.2	%(b)	8.2%	8.6%	8.7%	8.6%
Total Capital Ratio	11.3	(b)	11.3	11.9	12.2	12.0
Tier 1 Leverage Ratio	6.2	(b)	6.2	6.3	6.2	6.5

INTANGIBLE ASSETS
Goodwill	$43,555		$43,537	$43,440	$43,203	$42,947	—	1
Mortgage Servicing Rights	6,057		5,026	5,663	5,080	5,168	21	17
Purchased Credit Card Relationships	3,352		3,528	3,703	3,878	4,055	(5)	(17)
All Other Intangibles	5,139		5,319	5,514	5,726	5,945	(3)	(14)

Total Intangibles	$58,103		$57,410	$58,320	$57,887	$58,115	1	—

(a)	Excludes commission costs.
(b)	Estimated
(c)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(d)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

JPMORGAN CHASE & CO.
Glossary of Terms

ACH: Automated Clearing House

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.

Core Deposits: U.S. deposits insured by the Federal Deposit Insurance Corporation, up to the legal limit of $100,000 per depositor.

Corporate: Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not applicable for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Noninterest expense as a percentage of total net revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charges deemed nonoperating and accounting policy conformity adjustments.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Line of Business Metrics

Investment Banking

IB’s revenues are comprised of the following:

1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.

2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.

3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Services

Description of selected business metrics within Home Finance:

1. Secondary marketing involves the sale of mortgage loans into the secondary market and risk management of this activity from the point of loan commitment to customers through loan closing and subsequent sale.

Home Finance’s origination channels are comprised of the following:

1. Retail – A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.

2. Wholesale – A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.

3. Correspondent – Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.

4. Correspondent negotiated transactions (“CNT”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Description of selected business metrics within Consumer & Small Business Banking:

1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2. Investment sales representatives – Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.

Description of selected business metrics within Insurance:

1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.

2. Insurance in force – direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.

3. Insurance in force – retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.

Card Services

Description of selected business metrics within Card Services:

1. Charge volume – Represents the dollar amount of card member purchases, balance transfers and cash advance activity.

2. Net accounts opened – Includes originations, purchases and sales.

3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a majority owner of Paymentech, Inc. and a 50% owner of Chase Merchant Services.

4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.

5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.

6. 12 Month Lagged Loss Ratio – Represents the current period net charge-offs annualized divided by the average pro forma managed loans for the same period in the prior year.

Commercial Banking

Commercial Banking revenues are comprised of the following:

1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.

2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.

3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.

Description of selected business metrics within Commercial Banking:

Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).

Treasury & Securities Services

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as firmwide liability balances, firmwide revenue and firmwide overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

Description of selected business metrics within Treasury & Securities Services:

Liability balances include deposits and deposits that are swept to on-balance sheet liabilities (e.g., commercial paper, fed funds purchases, and repurchase agreements).

Asset & Wealth Management

AWM’s client segments are comprised of the following:

1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.

2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.

3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.

4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	THIRD QUARTER 2005
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (b)	Card (c)	Costs	Reserves	Policy Conformity	Adjustments (e)	Basis
REVENUE
Investment Banking Fees	$989	$—	$—	$—	$—	$—	$—	$989
Trading Revenue	2,499	(103)	—	—	—	—	—	2,396
Lending & Deposit Related Fees	865	—	—	—	—	—	—	865
Asset Management, Administration and Commissions	2,628	—	—	—	—	—	—	2,628
Securities / Private Equity Gains (Losses)	343	—	—	—	—	—	—	343
Mortgage Fees and Related Income	201	—	—	—	—	—	—	201
Credit Card Income	1,855	—	(733)	—	—	—	—	1,122
Other Income	233	—	—	—	—	—	155	388

Noninterest Revenue	9,613	(103)	(733)	—	—	—	155	8,932

Net Interest Income	4,852	103	1,600	—	—	—	67	6,622

TOTAL NET REVENUE	14,465	—	867	—	—	—	222	15,554

Provision for Credit Losses (a)	1,245	—	867	—	—	—	—	2,112

NONINTEREST EXPENSE
Compensation Expense	5,001	—	—	—	—	—	—	5,001
Occupancy Expense	549	—	—	—	—	—	—	549
Technology and Communications Expense	899	—	—	—	—	—	—	899
Professional & Outside Services	1,018	—	—	—	—	—	—	1,018
Marketing	512	—	—	—	—	—	—	512
Other Expense	882	—	—	—	—	—	—	882
Amortization of Intangibles	382	—	—	—	—	—	—	382

Total Noninterest Expense before Merger Costs and	9,243	—	—	—	—	—	—	9,243
Litigation Reserve Charge
Merger Costs	221	—	—	(221)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,464	—	—	(221)	—	—	—	9,243

Income (Loss) before Income Tax Expense	3,756	—	—	221	—	—	222	4,199
Income Tax Expense (Benefit)	1,229	—	—	84	—	—	222	1,535

NET INCOME (LOSS)	$2,527	$—	$—	$137	$—	$—	$—	$2,664

FINANCIAL RATIOS
Diluted Earnings per Share	$0.71	$—	$—	$0.04	$—	$—	$—	$0.75
ROE	9%	—%	—%	1%	—%	—%	—%	10%
ROE-GW	16	—	—	1	—	—	—	17
ROA	0.84	NM	NM	NM	NM	NM	NM	0.84
Overhead Ratio	65	NM	NM	NM	NM	NM	NM	59
Effective Income Tax Rate	33	NM	NM	38	NM	NM	100	37

(a)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $221 million reflects costs associated with the merger.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	SECOND QUARTER 2005
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$961	$—	$—	$—	$—	$—	$—	$961
Trading Revenue	387	198	—	—	—	—	—	585
Lending & Deposit Related Fees	851	—	—	—	—	—	—	851
Asset Management, Administration and Commissions	2,541	—	—	—	—	—	—	2,541
Securities / Private Equity Gains (Losses)	407	—	—	—	—	—	—	407
Mortgage Fees and Related Income	336	—	—	—	—	—	—	336
Credit Card Income	1,763	—	(728)	—	—	—	—	1,035
Other Income	496	—	—	—	—	—	143	639

Noninterest Revenue	7,742	198	(728)	—	—	—	143	7,355

Net Interest Income	5,001	(198)	1,658	—	—	—	84	6,545

TOTAL NET REVENUE	12,743	—	930	—	—	—	227	13,900

Provision for Credit Losses	587	—	930	—	—	—	—	1,517

NONINTEREST EXPENSE
Compensation Expense	4,266	—	—	—	—	—	—	4,266
Occupancy Expense	580	—	—	—	—	—	—	580
Technology and Communications Expense	896	—	—	—	—	—	—	896
Professional & Outside Services	1,130	—	—	—	—	—	—	1,130
Marketing	537	—	—	—	—	—	—	537
Other Expense	954	—	—	—	—	—	—	954
Amortization of Intangibles	385	—	—	—	—	—	—	385

Total Noninterest Expense before Merger Costs and	8,748	—	—	—	—	—	—	8,748
Litigation Reserve Charge
Merger Costs	279	—	—	(279)	—	—	—	—
Litigation Reserve Charge	1,872	—	—	—	(1,872)	—	—	—

TOTAL NONINTEREST EXPENSE	10,899	—	—	(279)	(1,872)	—	—	8,748

Income (Loss) before Income Tax Expense	1,257	—	—	279	1,872	—	227	3,635
Income Tax Expense (Benefit)	263	—	—	106	711	—	227	1,307

NET INCOME (LOSS)	$994	$—	$—	$173	$1,161	$—	$—	$2,328

FINANCIAL RATIOS
Diluted Earnings per Share	$0.28	$—	$—	$0.05	$0.33	$—	$—	$0.66
ROE	4%	—%	—%	1%	4%	—%	—%	9%
ROE-GW	6	—	—	1	8	—	—	15
ROA	0.34	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	86	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	21	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $279 million reflects costs associated with the merger; nonoperating litigation charges of $1.9 billion were taken in the second quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	FIRST QUARTER 2005
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$993	$—	$—	$—	$—	$—	$—	$993
Trading Revenue	1,859	328	—	—	—	—	—	2,187
Lending & Deposit Related Fees	820	—	—	—	—	—	—	820
Asset Management, Administration and Commissions	2,498	—	—	—	—	—	—	2,498
Securities / Private Equity Gains (Losses)	(45)	—	—	—	—	—	—	(45)
Mortgage Fees and Related Income	362	—	—	—	—	—	—	362
Credit Card Income	1,734	—	(815)	—	—	—	—	919
Other Income	201	—	—	—	—	—	115	316

Noninterest Revenue	8,422	328	(815)	—	—	—	115	8,050

Net Interest Income	5,225	(328)	1,732	—	—	—	61	6,690

TOTAL NET REVENUE	13,647	—	917	—	—	—	176	14,740

Provision for Credit Losses	427	—	917	—	—	—	—	1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—	—	—	—	—	—	4,702
Occupancy Expense	525	—	—	—	—	—	—	525
Technology and Communications Expense	920	—	—	—	—	—	—	920
Professional & Outside Services	1,074	—	—	—	—	—	—	1,074
Marketing	483	—	—	—	—	—	—	483
Other Expense	805	—	—	—	—	—	—	805
Amortization of Intangibles	383	—	—	—	—	—	—	383

Total Noninterest Expense before Merger Costs and	8,892	—	—	—	—	—	—	8,892
Litigation Reserve Charge
Merger Costs	145	—	—	(145)	—	—	—	—
Litigation Reserve Charge	900	—	—	—	(900)	—	—	—

TOTAL NONINTEREST EXPENSE	9,937	—	—	(145)	(900)	—	—	8,892

Income (Loss) before Income Tax Expense	3,283	—	—	145	900	—	176	4,504
Income Tax Expense (Benefit)	1,019	—	—	55	342	—	176	1,592

NET INCOME (LOSS)	$2,264	$—	$—	$90	$558	$—	$—	$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—	$—	$0.03	$0.15	$—	$—	$0.81
ROE	9%	—%	—%	—%	2%	—%	—%	11%
ROE-GW	15	—	—	1	3	—	—	19
ROA	0.79	NM	NM	NM	NM	NM	NM	0.96
Overhead Ratio	73	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the merger; nonoperating litigation charges of $900 million were taken in the first quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	FOURTH QUARTER 2004
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass(a)	Card(b)	Costs	Reserves	Policy Conformity	Adjustments(d)	Basis
REVENUE
Investment Banking Fees	$1,073	$—	$—	$—	$—	$—	$—	$1,073
Trading Revenue	611	511	—	—	—	—	—	1,122
Lending & Deposit Related Fees	903	—	—	—	—	—	—	903
Asset Management, Administration and Commissions	2,330	—	—	—	—	—	—	2,330
Securities / Private Equity Gains (Losses)	569	—	—	—	—	—	—	569
Mortgage Fees and Related Income	85	—	—	—	—	—	—	85
Credit Card Income	1,822	—	(786)	—	—	—	—	1,036
Other Income	228	—	1	—	—	—	178	407

Noninterest Revenue	7,621	511	(785)	—	—	—	178	7,525

Net Interest Income	5,329	(511)	1,796	—	—	—	10	6,624

TOTAL NET REVENUE	12,950	—	1,011	—	—	—	188	14,149

Provision for Credit Losses	1,157	—	1,011	—	—	(525)	—	1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—	—	—	—	—	—	4,211
Occupancy Expense	609	—	—	—	—	—	—	609
Technology and Communications Expense	1,051	—	—	—	—	—	—	1,051
Professional & Outside Services	1,191	—	—	—	—	—	—	1,191
Marketing	428	—	—	—	—	—	—	428
Other Expense	981	—	—	—	—	—	—	981
Amortization of Intangibles	392	—	—	—	—	—	—	392

Total Noninterest Expense before Merger Costs and	8,863	—	—	—	—	—	—	8,863
Litigation Reserve Charge
Merger Costs	523	—	—	(523)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,386	—	—	(523)	—	—	—	8,863

Income (Loss) before Income Tax Expense	2,407	—	—	523	—	525	188	3,643
Income Tax Expense (Benefit)	741	—	—	199	—	199	188	1,327

NET INCOME (LOSS)	$1,666	$—	$—	$324	$—	$326	$—	$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—	$—	$0.09	$—	$0.09	$—	$0.64
ROE	6%	—%	—%	1%	—%	2%	—%	9%
ROE-GW	11	—	—	2	—	2	—	15
ROA	0.57	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	72	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	31	NM	NM	38	NM	38	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	THIRD QUARTER 2004
				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass(a)	Card(b)	Costs	Reserves	Policy Conformity	Adjustments(d)	Basis
REVENUE
Investment Banking Fees	$879	$—	$—	$—	$—	$—	$—	$879
Trading Revenue	408	424	—	—	—	—	—	832
Lending & Deposit Related Fees	943	—	—	—	—	—	—	943
Asset Management, Administration and Commissions	2,185	—	—	—	—	—	—	2,185
Securities / Private Equity Gains (Losses)	413	—	—	—	—	—	—	413
Mortgage Fees and Related Income	233	—	—	—	—	—	—	233
Credit Card Income	1,782	—	(848)	—	—	—	—	934
Other Income	210	—	(3)	—	—	118	64	389

Noninterest Revenue	7,053	424	(851)	—	—	118	64	6,808

Net Interest Income	5,452	(424)	1,779	—	—	—	(36)	6,771

TOTAL NET REVENUE	12,505	—	928	—	—	118	28	13,579

Provision for Credit Losses	1,169	—	928	—	—	(333)	—	1,764

NONINTEREST EXPENSE
Compensation Expense	4,050	—	—	—	—	—	—	4,050
Occupancy Expense	604	—	—	—	—	—	—	604
Technology and Communications Expense	1,046	—	—	—	—	—	—	1,046
Professional & Outside Services	1,103	—	—	—	—	—	—	1,103
Marketing	506	—	—	—	—	—	—	506
Other Expense	920	—	—	—	—	—	—	920
Amortization of Intangibles	396	—	—	—	—	—	—	396

Total Noninterest Expense before Merger Costs and	8,625	—	—	—	—	—	—	8,625
Litigation Reserve Charge
Merger Costs	752	—	—	(752)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,377	—	—	(752)	—	—	—	8,625

Income (Loss) before Income Tax Expense	1,959	—	—	752	—	451	28	3,190
Income Tax Expense (Benefit)	541	—	—	290	—	172	28	1,031

NET INCOME (LOSS)	$1,418	$—	$—	$462	$—	$279	$—	$2,159

FINANCIAL RATIOS
Diluted Earnings per Share	$0.39	$—	$—	$0.13	$—	$0.08	$—	$0.60
ROE	5%	—%	—%	2%	—%	1%	—%	8%
ROE-GW	9	—	—	3	—	2	—	14
ROA	0.50	NM	NM	NM	NM	NM	NM	0.72
Overhead Ratio	75	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	28	NM	NM	39	NM	38	100	32

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $752 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	YEAR-TO-DATE 2005
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (b)	Card (c)	Costs	Reserves	Policy Conformity	Adjustments (e)	Basis
REVENUE
Investment Banking Fees	$2,943	$—	$—	$—	$—	$—	$—	$2,943
Trading Revenue	4,745	423	—	—	—	—	—	5,168
Lending & Deposit Related Fees	2,536	—	—	—	—	—	—	2,536
Asset Management, Administration and Commissions	7,667	—	—	—	—	—	—	7,667
Securities / Private Equity Gains (Losses)	705	—	—	—	—	—	—	705
Mortgage Fees and Related Income	899	—	—	—	—	—	—	899
Credit Card Income	5,352	—	(2,276)	—	—	—	—	3,076
Other Income	930	—	—	—	—	—	413	1,343

Noninterest Revenue	25,777	423	(2,276)	—	—	—	413	24,337

Net Interest Income	15,078	(423)	4,990	—	—	—	212	19,857

TOTAL NET REVENUE	40,855	—	2,714	—	—	—	625	44,194

Provision for Credit Losses (a)	2,259	—	2,714	—	—	—	—	4,973

NONINTEREST EXPENSE
Compensation Expense	13,969	—	—	—	—	—	—	13,969
Occupancy Expense	1,654	—	—	—	—	—	—	1,654
Technology and Communications Expense	2,715	—	—	—	—	—	—	2,715
Professional & Outside Services	3,222	—	—	—	—	—	—	3,222
Marketing	1,532	—	—	—	—	—	—	1,532
Other Expense	2,641	—	—	—	—	—	—	2,641
Amortization of Intangibles	1,150	—	—	—	—	—	—	1,150

Total Noninterest Expense before Merger Costs and	26,883	—	—	—	—	—	—	26,883
Litigation Reserve Charge
Merger Costs	645	—	—	(645)	—	—	—	—
Litigation Reserve Charge	2,772	—	—	—	(2,772)	—	—	—

TOTAL NONINTEREST EXPENSE	30,300	—	—	(645)	(2,772)	—	—	26,883

Income (Loss) before Income Tax Expense	8,296	—	—	645	2,772	—	625	12,338
Income Tax Expense (Benefit)	2,511	—	—	245	1,053	—	625	4,434

NET INCOME (LOSS)	$5,785	$—	$—	$400	$1,719	$—	$—	$7,904

FINANCIAL RATIOS
Diluted Earnings per Share	$1.62	$—	$—	$0.12	$0.48	$—	$—	$2.22
ROE	7%	—%	—%	1%	2%	—%	—%	10%
ROE-GW	12	—	—	1	4	—	—	17
ROA	0.66	NM	NM	NM	NM	NM	NM	0.85
Overhead Ratio	74	NM	NM	NM	NM	NM	NM	61
Effective Income Tax Rate	30	NM	NM	38	38	NM	100	36

(a)
Third quarter 2005 includes a special provision related to Hurricane Katrina: Retail Financial Services $250 million, Card Services $100 million, Commercial Banking $35 million, Asset & Wealth Management $3 million and Corporate $12 million.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $645 million reflects costs associated with the merger; nonoperating litigation charges of $2.8 billion were taken in the first nine months of 2005.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	YEAR-TO-DATE 2004 (a)
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (b)	Card (c)	Costs	Reserves	Policy Conformity	Adjustments (e)	Basis
REVENUE
Investment Banking Fees	$2,464	$—	$—	$—	$—	$—	$—	$2,464
Trading Revenue	3,001	1,439	—	—	—	—	—	4,440
Lending & Deposit Related Fees	1,769	—	—	—	—	—	—	1,769
Asset Management, Administration and Commissions	5,835	—	—	—	—	—	—	5,835
Securities / Private Equity Gains (Losses)	1,305	—	—	—	—	—	—	1,305
Mortgage Fees and Related Income	721	—	—	—	—	—	—	721
Credit Card Income	3,018	—	(1,481)	—	—	—	—	1,537
Other Income	602	—	(87)	—	—	118	139	772

Noninterest Revenue	18,715	1,439	(1,568)	—	—	118	139	18,843

Net Interest Income	11,432	(1,439)	3,455	—	—	—	(4)	13,444

TOTAL NET REVENUE	30,147	—	1,887	—	—	118	135	32,287

Provision for Credit Losses	1,387	—	1,887	—	—	(333)	—	2,941

NONINTEREST EXPENSE
Compensation Expense	10,295	—	—	—	—	—	—	10,295
Occupancy Expense	1,475	—	—	—	—	—	—	1,475
Technology and Communications Expense	2,651	—	—	—	—	—	—	2,651
Professional & Outside Services	2,671	—	—	—	—	—	—	2,671
Marketing	907	—	—	—	—	—	—	907
Other Expense	1,878	—	—	—	—	—	—	1,878
Amortization of Intangibles	554	—	—	—	—	—	—	554

Total Noninterest Expense before Merger Costs and	20,431	—	—	—	—	—	—	20,431
Litigation Reserve Charge
Merger Costs	842	—	—	(842)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	24,973	—	—	(842)	(3,700)	—	—	20,431

Income (Loss) before Income Tax Expense	3,787	—	—	842	3,700	451	135	8,915
Income Tax Expense (Benefit)	987	—	—	320	1,406	172	135	3,020

NET INCOME (LOSS)	$2,800	$—	$—	$522	$2,294	$279	$—	$5,895

FINANCIAL RATIOS
Diluted Earnings per Share	$1.06	$—	$—	$0.20	$0.88	$0.11	$—	$2.25
ROE	6%	—%	—%	1%	5%	—%	—%	12%
ROE-GW	8	—	—	2	6	1	—	17
ROA	0.42	NM	NM	NM	NM	NM	NM	0.83
Overhead Ratio	83	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	26	NM	NM	38	38	38	100	34

(a)	Includes three months of the combined Firm’s results and six months of heritage JPMorgan Chase results.
(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $842 million reflects costs associated with the merger; nonoperating litigation charges of $3.7 billion were taken in the first nine months of 2004.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS
(in millions, except per share and ratio data)

	PRO FORMA COMBINED YEAR-TO-DATE 2004 (a)
				Special Items (d)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass(b)	Card(c)	Costs	Reserves	Policy Conformity	Adjustments(e)	Basis
REVENUE
Investment Banking Fees	$2,562	$—	$—	$—	$—	$—	$—	$2,562
Trading Revenue	3,153	1,439	—	—	—	—	—	4,592
Lending & Deposit Related Fees	2,841	—	—	—	—	—	—	2,841
Asset Management, Administration and Commissions	6,847	—	—	—	—	—	—	6,847
Securities / Private Equity Gains (Losses)	1,403	—	—	—	—	—	—	1,403
Mortgage Fees and Related Income	742	—	—	—	—	—	—	742
Credit Card Income	5,024	—	(2,308)	—	—	—	—	2,716
Other Income	982	—	(87)	—	—	118	394	1,407

Noninterest Revenue	23,554	1,439	(2,395)	—	—	118	394	23,110

Net Interest Income	16,037	(1,439)	6,005	—	—	—	(102)	20,501

TOTAL NET REVENUE	39,591	—	3,610	—	—	118	292	43,611

Provision for Credit Losses	1,570	—	3,610	—	—	(333)	—	4,847

NONINTEREST EXPENSE
Compensation Expense	12,844	—	—	—	—	—	—	12,844
Occupancy Expense	1,794	—	—	—	—	—	—	1,794
Technology and Communications Expense	2,995	—	—	—	—	—	—	2,995
Professional & Outside Services	3,406	—	—	—	—	—	—	3,406
Marketing	1,516	—	—	—	—	—	—	1,516
Other Expense	2,842	—	—	—	—	—	—	2,842
Amortization of Intangibles	1,179	—	—	—	—	—	—	1,179

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	26,576	—	—	—	—	—	—	26,576
Merger Costs	842	—	—	(842)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	31,118	—	—	(842)	(3,700)	—	—	26,576

Income (Loss) before Income Tax Expense	6,903	—	—	842	3,700	451	292	12,188
Income Tax Expense (Benefit)	2,025	—	—	320	1,406	172	292	4,215

NET INCOME (LOSS)	$4,878	$—	$—	$522	$2,294	$279	$—	$7,973

FINANCIAL RATIOS
Diluted Earnings per Share	$1.35	$—	$—	$0.15	$0.63	$0.08	$—	$2.21
ROE	6%	—%	—%	1%	3%	—%	—%	10%
ROE-GW	10	—	—	1	5	1	—	17
ROA	0.58	NM	NM	NM	NM	NM	NM	0.89
Overhead Ratio	79	NM	NM	NM	NM	NM	NM	61
Effective Income Tax Rate	29	NM	NM	38	38	38	100	35

(a)
Represents the combined financial information of JPMorgan Chase and Bank One had the two companies actually been merged as of the earliest date indicated. For a further discussion on the pro forma combined financial information, see the Explanatory Note on page 2.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(c)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(d)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, litigation charges deemed nonoperating, charges to conform accounting policies and other items. Merger costs of $842 million reflects costs associated with the merger; nonoperating litigation charges of $3.7 billion were taken in the first nine months of 2004.

(e)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.